     As filed with the Securities and Exchange Commission on April 29, 2004


                                            Registration Statement No. 333-18881


                                                                       811-08011


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                       POST-EFFECTIVE AMENDMENT NO. 11 to


                                     And/Or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 8 to


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                           (Exact name of Registrant)

                                   ----------

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including area code

                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                              Omaha, Nebraska 68175
                      Internet: mike.huss@mutualofomaha.com
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]  on May 1, 2004 pursuant to paragraph (b) of Rule 485.


[_]  ____ days after filing pursuant to paragraph (a)(1) of Rule 485.

[_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

                    If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
[ ]  Check box if it is proposed that this filing will become effective on
     (date) at (time) pursuant to Rule 487.

                                   ----------

--------------------------------------------------------------------------------

                                                        PROSPECTUS:  May 1, 2004
[LOGO OF MUTUAL OF OMAHA] United of Omaha
                                                             ULTRA VARIABLE LIFE
                                              Individual Modified Single Premium
                                                         Variable Life Insurance

--------------------------------------------------------------------------------

     This Prospectus describes ULTRA VARIABLE LIFE, an individual modified single premium variable life insurance policy offered by United of Omaha Life Insurance Company. The minimum initial premium is $20,000.

     The Policy includes 32 variable investment options (where you have the investment risk) with investment portfolios from:

     .  The Alger American Fund
     .  Federated Insurance Series
     . Fidelity Variable Insurance Products Funds and Variable Insurance Products Fund II
     .  MFS Variable Insurance Trust
     .  Pioneer Variable Contracts Fund
     .  Scudder Investment VIT Funds
     .  Scudder Variable Series I Fund
     . T. Rowe Price Equity Series, Inc., Fixed Income Series, Inc., and International Series, Inc.
     .  Van Kampen Universal Institutional Funds, Inc.

and two fixed rate options (where we have the investment risk).

     The variable investment options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account
B. The value of your Policy will go up or down based on the investment performance of the variable investment options that you choose. There is no minimum guaranteed Cash Surrender Value for any amounts you allocate to the variable investment options. The amount of the death benefit can also vary as a result of investment performance.

     In almost all cases, the Policy will be a modified endowment contract for federal income tax purposes.

--------------------------------------------------------------------------------
Please Read This Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

The Securities and Exchange Commission ("SEC") maintains an internet web site (http://www.sec.gov) that contains more information about us and the Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).
--------------------------------------------------------------------------------

The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy.
            Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

                    .    are subject to risk, including possible loss of
                         principal
                    .    are not bank deposits
                    .    are not government insured
                    .    are not endorsed by any bank or government agency
                    .    may not achieve their goals

--------------------------------------------------------------------------------
        UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services
            P. O. Box 8430, Omaha, Nebraska 68103-0430 1-800-238-9354
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTENTS

                                                                         Page(s)
--------------------------------------------------------------------------------
POLICY BENEFITS/RISKS SUMMARY                                              3-6
   Policy Benefits
   Policy Risks
--------------------------------------------------------------------------------
FEE TABLES                                                                 7-8
--------------------------------------------------------------------------------
HOW THE POLICY OPERATES                                                    9-10
--------------------------------------------------------------------------------
COMPARISON TO OTHER POLICIES AND INVESTMENTS                               11
--------------------------------------------------------------------------------
ABOUT US                                                                   12
--------------------------------------------------------------------------------
INVESTMENT OPTIONS                                                        13-21
   Variable Investment Options
   Fixed Rate Options
   Transfers
   Market-Timing Restrictions
   Dollar Cost Averaging
   Systematic Transfer Enrollment Program
   Asset Allocation Program
   Rebalancing Program
--------------------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS                                               22-25
   Policy Application and Premium Payments
   Accumulation Value
   Lapse and Grace Period
   Death Benefit Guarantee
   Surrender for Cash
   Continuation of Insurance
   Maturity Date
   Reinstatement
   Coverage Beyond Maturity
   Delay of Payments
   Riders
--------------------------------------------------------------------------------
EXPENSES                                                                  26-28
   Monthly Deduction
   Surrender Charge
   Transfer Charge
   Series Fund Charges; Investment Advisory Fees
--------------------------------------------------------------------------------
POLICY DISTRIBUTIONS                                                      29-31
   Policy Loans
   Surrender
   Partial Withdrawals
   Death Benefit
   Payment of Proceeds
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                                       32-34
   Life Insurance Qualification
   Tax Treatment of Loans and Other Distributions
   Other Policy Owner Tax Matters
--------------------------------------------------------------------------------
MISCELLANEOUS                                                             35-40
   Telephone Transactions
   Distribution of the Policies
   Legal Proceedings
   Financial Statements
   USA Patriot Act Notice
   Privacy Notice
   Do You Have Questions?
--------------------------------------------------------------------------------
DEFINITIONS                                                                41
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION                                        42

--------------------------------------------------------------------------------
POLICY BENEFITS/RISKS SUMMARY

     The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable life insurance Policy. The Policy is built around its Accumulation Value. The Accumulation Value will increase or decrease depending on the investment performance of the variable investment options, the amount of interest we credit to the fixed rate options, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals and loans). There is no minimum guaranteed Cash Surrender Value. You could lose some or all of your money.

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

     The Policy is not available in all states. This Prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the underlying investment portfolios' prospectuses carefully before investing.

[ ]  POLICY BENEFITS

Death Benefits

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. The amount paid is the death benefit described below, plus any amounts provided by rider, less any outstanding loans, unpaid loan interest and any unpaid Monthly Deductions.

Base Death Benefit
------------------
The death benefit amount is the greater of:
(a)  the specified amount of insurance coverage on the date of death; or
(b) the Policy's Accumulation value on the date of death multiplied by the corridor amount.

Subject to certain restrictions, and limitations, you can usually change the specified amount of insurance coverage.

Accelerated Death Benefit Rider
-------------------------------
This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000 for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider. This rider automatically attaches to all Polices with face amounts between $50,000 and $500,000. If the rider option is exercised, then all other riders and the base Policy will terminate. For the tax consequences associated with adding or exercising the accelerated death benefit rider see "Federal Tax Matters".

Cash Benefits
-------------

     The primary purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. The Cash Surrender Value (the Accumulation Value less any Policy loans, unpaid interest and any applicable surrender charges) may be substantially less than the premiums paid.

     Subject to certain restrictions and limitations, the Accumulation Value of a Policy may be transferred among the Subaccounts and the fixed account. Transfers of Accumulation Value may be made pursuant to specific instruction we receive from you or as part of one of the dollar cost averaging, STEP, asset allocation or rebalancing programs described in this Prospectus.

Policy Loan
-----------
After the first Policy year (at any time in Indiana), you may borrow up to 90% (100% in Florida) of the Cash Surrender Value, less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes. See "Federal Tax Matters."

Surrender
---------
While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following surrender, all your rights in the Policy end. The surrender of a Policy may have federal income tax consequences. See "Federal Tax Matters."

Partial Withdrawal
------------------
After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any applicable surrender charge will be deducted from the Accumulation Value on the date we receive your request. A partial withdrawal will affect the death benefit. A partial withdrawal may have federal income tax consequences. See "Federal Tax Matters."

Transfers
---------
The Policy is designed for long-term investment, not for active trading or "market timing." Nevertheless, subject to certain restrictions, you (or a third party, if your written authorization is received) may transfer all or part of your Accumulation Value from one Subaccount to another, from the Subaccounts to the fixed account, or from the fixed account to any Subaccount.

Dollar Cost Averaging
---------------------
Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). Certain minimums and other restrictions apply.

STEP Program
------------
The STEP Program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 13-month period.

Asset Allocation Program
------------------------
The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account.

Rebalancing Program
-------------------
The rebalancing program allows you to have part or all of your Accumulation Value automatically re-balanced among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis.

Tax Benefits
------------

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of the Beneficiary. Similarly, you should not be in constructive receipt of the Cash Surrender Value, and therefore should not be taxed on increases in the Accumulation Value until you take out a loan or a withdrawal, surrender the Policy, or we pay the maturity benefit. In addition, transfers of Accumulation Value are not taxable transactions.

Right to Examine Period
-----------------------

     Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state and are stated on the cover of your Policy.

Supplemental Rider Benefits
---------------------------

     Your Policy may have one or more supplemental benefits, which are attached to the Policy by rider. Each is subject to its own requirements as to eligibility and for most riders there is an additional charge. In addition to the riders previously described, other benefits currently available under the Policy are: the systematic transfer account program rider and waiver of surrender charge rider.

Illustrations
-------------

     Upon request, we will provide illustrations based upon the proposed insured's actual age, sex, risk and rate class, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested. These illustrations may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. The illustrations may demonstrate that the Cash Surrender Value may be zero or very low (compared to premium paid), especially in the early Policy Years. Remember that the illustrations are only hypothetical and do not guarantee future values or benefits.

[ ]  POLICY RISKS

Investment Risk
---------------

     If you allocate your Accumulation Value to one or more Subaccounts (i.e. variable investment options) then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. In addition, we deduct fees and charges from your Accumulation Value. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subacounts (to which Accumulation Value is allocated) is not sufficiently positive to cover the charges deducted under the Policy. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to one of the fixed rate options, then we credit your Accumulation Value (in the fixed rate options) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the applicable guaranteed minimum annual effective rate.

Risk of Lapse
-------------

     Your Policy can lapse without value, even if all planned premiums have been paid in full and on schedule, if the Accumulation Value is not enough to cover the Monthly Deduction and a grace period expires without a sufficient premium payment. However, if no Policy loans are taken, we guarantee that coverage will remain in force until the earlier of the 15/th/ Policy Anniversary or the Policy Anniversary following the insured's 75/th/ birthday. If a Policy loan is outstanding, lapse will occur if the Cash Surrender Value is not enough to cover the Monthly Deduction and any outstanding loan interest and a grace period expires without a sufficient premium payment. Additional premium payments will be necessary during the grace period to keep the Policy in force if this occurs. A lapse could result in adverse tax consequences.

Tax Risks
---------

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidelines under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on a substandard basis. Also, there may be some uncertainty regarding tax treatment of preferred loans. Please consult a tax adviser about these consequences.


     In almost all cases, the Policy will be treated as a modified endowment contract for federal tax purposes. If a Policy is treated as a modified endowment contract, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "Federal Tax Matters." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawal
--------------------------------

     If you surrender the Policy or make a partial withdrawal, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. A nine-year declining surrender charge up to 9.5% of each premium paid will apply to a full surrender and all other partial withdrawals. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy, especially in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A surrender or partial withdrawal may have tax consequences.

Loan Risks
----------

     A Policy loan will affect your Policy in several ways over time, whether or not it is repaid, because the investment results of the variable Subaccounts and fixed rate options may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account.

.. Your Accumulation Value, in comparison to a Policy under which no loan has been made, will be less if the Loan Account net interest rate is less than the investment return of the applicable variable Subaccounts or applicable rate of the fixed rate options (and greater if the Loan Account net interest rate is higher than the investment return of the applicable variable Subaccounts or fixed rate options).

.. A Policy loan increases the risk that the Policy will terminate, since a loan decreases the Cash Surrender Value and the protection of the death benefit guarantee will not be available.

.. If the death benefit becomes payable while a Policy loan is outstanding, the loan balance and any outstanding interest will be deducted in calculating the death benefit proceeds.

     If you surrender the Policy or your Policy terminates because the Monthly Deduction and loan interest due is greater than the Cash Surrender Value on any Monthly Deduction date (and a grace period expires without sufficient premium payment), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Investment Portfolio Risks
--------------------------

     A comprehensive discussion of the risks of each investment portfolio may be found in each investment portfolio's prospectus. Please refer to the investment portfolio's prospectuses for more information.

      There is no assurance that any investment portfolio will achieve its stated investment objective.

--------------------------------------------------------------------------------
FEE TABLES

     The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, make partial withdrawals from the Policy and transfer Accumulation Value among the Subaccounts and the fixed account.

--------------------------------------------------------------------------------
                                Transaction Fees
--------------------------------------------------------------------------------
                                         Amount Deducted --
                       When Charge is    Maximum Guaranteed  Amount Deducted --
     Charge               Deducted             Charge          Current Charge
--------------------------------------------------------------------------------
Deductions from
Premiums:
--------------------------------------------------------------------------------
      None
--------------------------------------------------------------------------------
Surrender Charge:
--------------------------------------------------------------------------------
Minimum and Maximum    At the time of       9.5% of each     0% to 9.5% of each
     Charge          surrender, partial       premium        premium surrendered
                       withdrawal or       surrendered or       or withdrawn
                           lapse             withdrawn
--------------------------------------------------------------------------------
Transfer Charge:
--------------------------------------------------------------------------------
                     Upon the first 12       No Charge            No Charge
                       transfers in a
                        Policy Year
--------------------------------------------------------------------------------
                     Upon each transfer   $10 per transfer    $10 per transfer
                        over 12 in a
                        Policy Year
--------------------------------------------------------------------------------
Loan Interest           On Policy          1.5% (annually)     1.5% (annually)
Spread:/1/             anniversary or    for standard loans  for standard loans
                        earlier, as         and zero for        and zero for
                       applicable/2/     preferred loans/3/  preferred loans/3/
--------------------------------------------------------------------------------

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Series Funds' fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

----------
/1/ The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (which is 6.00% annually) and the amount of interest we credit to the amount in your Loan Account (which is 4.5% annually up to the 10/th/ Policy Year and 6.00% thereafter).
/2/ While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination, or the insured's death.
/3/ Standard loans may be made any time after the first Policy year. Preferred loans are available on any date when the sum of the Cash Surrender Value plus standard loans exceed the sum of premiums paid since the date of issue of the Policy.

--------------------------------------------------------------------------------
           Periodic Charges Other Than Series Fund Operating Expenses
--------------------------------------------------------------------------------
                                         Amount Deducted --
                                         Maximum Guaranteed  Amount Deducted --
                                            Charge as a      Current Charge as a
                       When Charge is      Percentage of        Percentage of
     Charge               Deducted       Accumulation Value  Accumulation Value
--------------------------------------------------------------------------------
Cost of Insurance:
--------------------------------------------------------------------------------
  Preferred Rate       On each Monthly          0.70%        0.70% (Accumulation
      Class               Deduction                            Value less than
1 - 10 Policy Years          Date                                  $45,000)
                                                             0.60% (Accumulation
                                                               Value $45,000 or
                                                                     more)
--------------------------------------------------------------------------------
  Preferred Rate       On each Monthly          0.60%        0.60% (Accumulation
      Class               Deduction                             Value less than
11 and later Policy          Date                                   $45,000)
       Years                                                 0.50% (Accumulation
                                                               Value $45,000 or
                                                                     more)
--------------------------------------------------------------------------------
Standard Rate Class    On each Monthly          1.30%        1.30% (Accumulation
1 - 10 Policy Years       Deduction                             Value less than
                             Date                                  $45,000)
                                                             1.20% (Accumulation
                                                               Value $45,000 or
                                                                     more)
--------------------------------------------------------------------------------
Standard Rate Class    On each Monthly          0.94%        0.94% (Accumulation
11 and later Policy       Deduction                             Value less than
       Years                 Date                                   $45,000)
                                                             0.84% (Accumulation
                                                               Value $45,000 or
                                                                     more)
--------------------------------------------------------------------------------
Mortality and          On each Monthly    0.90% Annualized    0.90% Annualized
Expense Risk              Deduction             Rate                 Rate
Charge/4/                    Date
--------------------------------------------------------------------------------
Administration         On each Monthly    0.24% Annualized    0.24% Annualized
Charge/4/                 Deduction             Rate                 Rate
                             Date
--------------------------------------------------------------------------------
Tax Charge/4/          On each Monthly     0.39% Annualized    0.39% Annualized
                       Deduction Date            Rate                Rate
                      during the first
                      ten Policy Years
--------------------------------------------------------------------------------

     The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2003. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.

Annual Investment Portfolio Operating Expenses/5/:


------------------------------------------------------------------------------
                                                             Minimum  Maximum
------------------------------------------------------------------------------
Annual Investment Portfolio Operating Expenses (expenses        0.34%     2.65%
that are deducted from portfolio assets, including
management fees, distribution or services (12b-1 fees,) and
other expenses
------------------------------------------------------------------------------


----------
/4/ The Mortality and Expense Risk Charge, the Administration Charge and the Tax Charge are collectively referred to as the Expense Charge.
/5/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2003, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

--------------------------------------------------------------------------------
HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

                    ----------------------------------------
                                POLICY FLOW CHART
                    ----------------------------------------

                                     PREMIUM

                    .    The minimum initial premium
                         required is $20,000.
                    .    Payments in addition to the initial
                         premium may be made, within limits.
                    .    Additional premiums may be required
                         to prevent the Policy from lapsing.
                         Payment of the initial premium may
                         not be enough to keep the Policy
                         from lapsing, except in some
                         circumstances during the death
                         benefit guarantee period.
                    ----------------------------------------

                    ----------------------------------------

                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

                                      None.

                    ----------------------------------------

               --------------------------------------------------

                              INVESTMENT OF PREMIUM

               . You direct the allocation of all premiums among the 32 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
               --------------------------------------------------

     ----------------------------------------------------------------------

                           CHARGES DEDUCTED FROM ASSETS

     . We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:
          -    0.50% to 0.70% for preferred rate class and 0.84% to
               1.30% for standard rate class for cost of insurance (depending on the rate class of the insured, the Policy Accumulation Value and the duration of the Policy); and
          -    1.53% expense charge during Policy Years 1 through 10;
               1.14% after Policy Year 10.
     . $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
     . Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
     ----------------------------------------------------------------------

          ------------------------------------------------------------

                               ACCUMULATION VALUE

          . Your Accumulation Value is equal to your premiums adjusted up or down each Business Day to reflect your Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
          . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
          . Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.
          . Dollar cost averaging and asset allocation and rebalancing programs are available.
          . Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
          ------------------------------------------------------------

--------------------------------------------------------------------------------

                           ACCUMULATION VALUE BENEFITS

..    After the first Policy Year (at any time in Indiana), you can take loans for amounts up to 90% (100% in Florida) of the Cash Surrender Value (less loan interest to the end of the Policy Year and a sufficient Monthly Deduction Amount to keep the Policy in force for at least one month) at a net annual interest rate charge of 1.5%.
..    In certain situations, preferred loans are available with a net interest rate charge of 0%.
..    You can surrender the Policy in full at any time for its Cash Surrender
     Value. After the first Policy Year, up to 15% of the Accumulation Value (computed as of the first withdrawal that Policy Year) may be withdrawn each Policy Year without charge. A nine-year declining surrender charge of up to 9.5% of each premium paid will apply to a full surrender and all other partial withdrawals. Taxes and tax penalties may also apply.
..    If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes.
..    Fixed and variable payout options are available.

                                  DEATH BENEFIT

..    Received income tax free to Beneficiary.
..    Available as lump sum or under a variety of payout options.
..    The death benefit is equal to the greater of:
     - Initial specified amount of insurance coverage plus any later increase and less any later decrease; or
     - Policy's Accumulation Value on the date of the insured's death multiplied by a corridor percentage for the insured's attained age.

Death benefit proceeds paid are reduced by any Policy loan balance and unpaid loan interest.

--------------------------------------------------------------------------------

State Variations

     This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

For Policies Issued in the State of Florida:

     This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

     If you would like to take advantage of this feature, please contact Variable Product Services at 1-800-238-9354.

Tax-Free Exchanges (1035 Exchanges)

     You generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

          ------------------------------------------------------------
                 For more detailed information about the Policy,
             Please read the rest of this Prospectus and the Policy.
          ------------------------------------------------------------

--------------------------------------------------------------------------------
COMPARISON TO OTHER POLICIES AND INVESTMENTS

     The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

--------------------------------------------------------------------------------
A significant advantage of the Policy is the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models.
--------------------------------------------------------------------------------

Compared to other life insurance policies. In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.
In almost all situations, the Policy is expected to be treated for federal income tax purposes as a modified endowment contract. This means pre-death distributions (including partial withdrawals and loans) from the Policy would be included in income on an income-first basis, and a 10% penalty tax may be imposed on income distributed before you attain age 59 1/2.

Compared to mutual funds. The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

..    The Policy provides a death benefit based on the life of the insured.
..    The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction.
..    Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
..    We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.
..    Premiums are held in the Federated Prime Money Fund II portfolio until the
Allocation Date. Only then is premium invested in the other variable investment options that you elected.
..    Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy.
..    You can make transfers from one underlying investment portfolio to another without tax liability.
..    Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
..    The Policy probably is a "modified endowment contract." If it is, then (a)
there will be a 10% penalty tax on distributions before age 59 1/2; (b) distributions would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as distributions.
..    Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
..    Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

--------------------------------------------------------------------------------
ABOUT US

     We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Ratings Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

--------------------------------------------------------------------------------
INVESTMENT OPTIONS

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment goals are summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suit your long-term investment goals.
--------------------------------------------------------------------------------

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment goals. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only.) Allocations must be in whole percentages and total 100%.

     You can choose among 32 variable investment options and two fixed rate options.

[ ]  VARIABLE INVESTMENT OPTIONS

--------------------------------------------------------------------------------
     The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain investment portfolios available under the Policy are very similar to the investment goals and policies of other investment portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.
     For detailed information about any investment portfolio, including its expenses and performance history, refer to the prospectus for that investment portfolio.
--------------------------------------------------------------------------------

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

     The Variable Account, United of Omaha Separate Account B, provides you with 32 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

------------------------------------------------------------------------------------------------------------------------------------
                                              Variable Investment Options
                                     Under United of Omaha Separate Account B
Asset Category (*)                             (Series Fund - Portfolio)                                    Goal
------------------------------------------------------------------------------------------------------------------------------------
                         Van Kampen Universal Institutional Funds, Inc. -
Emerging Markets         Van Kampen UIF Emerging Markets Equity Portfolio /(6)/              Long-term capital appreciation
Equity                --------------------------------------------------------------------------------------------------------------
                                                            Emerging market country securities
------------------------------------------------------------------------------------------------------------------------------------
                         Scudder Investment VIT Funds -
                         Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A /(11)/      Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                   Statistically selected sample of the securities found in the EAFE(R) Index
                      --------------------------------------------------------------------------------------------------------------
                         Scudder Variable Series I Fund -
                         Scudder VS1 Global Discovery Portfolio Class B /(8)/                Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
International                                     Small companies in the U.S. or foreign markets
Equity                --------------------------------------------------------------------------------------------------------------
                         Scudder Variable Series I Fund -
                         Scudder VS1 International Portfolio Class A /(8)/                   Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                   Common stocks of companies which do business outside the United States
                      --------------------------------------------------------------------------------------------------------------
                         T. Rowe Price International Series, Inc. -
                         T. Rowe Price International Stock Portfolio /(9)/                   Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                                            Common stocks of foreign companies
------------------------------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -                                  Long-term capital appreciation
Real Estate Equity       Pioneer Real Estate Shares VCT Portfolio /(7)/                      with current income
                      --------------------------------------------------------------------------------------------------------------
                                        Real estate investment trusts (REITs) and other real estate industry companies
------------------------------------------------------------------------------------------------------------------------------------
                         Alger American Fund -
                         Alger American Small Capitalization Portfolio Class 0/(1)/          Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                   Equity securities of companies with total market capitalization of less than $1 billion
                      --------------------------------------------------------------------------------------------------------------
                         Scudder Investment VIT Funds -
Small-Cap Equity         Scudder VIT Small Cap Index Fund Portfolio Class A /(11)/           Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                        Statistically selected sample of the securities found in the Russell 2000(R) Index
                      --------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust
                         Pioneer Small Cap Value VCT Portfolio Class II /(7)/                Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                             Common stock of small companies with catalyst for growth potential
------------------------------------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Funds
                         Fidelity VIP Mid Cap Portfolio Service Class 2 /(3)/                Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
Mid-Cap Equity        --------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -
                         Pioneer Mid-Cap Value VCT Portfolio Class I /(7)/                   Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
------------------------------------------------------------------------------------------------------------------------------------
                         Alger American Fund -
                         Alger American Growth Portfolio Class 0 /(1)/                       Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                   Equity securities of companies with total market capitalization of more than $1 billion
                      --------------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund II -
                         Fidelity VIP Contrafund Portfolio Initial Class /(3)/               Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
                      --------------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund II -                      Long-term capital appreciation
                         Fidelity VIP Index 500 Portfolio Initial Class /(3)/                with current income
                      --------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                  Stocks that comprise the Standard and Poor's 500 Index
Equity                --------------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -
                         MFS Capital Opportunities Series Portfolio Initial Class /(5)/      Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                                       Common stocks of domestic and foreign companies
                      --------------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -
                         MFS Emerging Growth Series Portfolio Initial Class /(5)/            Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                        Common stocks of small and medium-sized companies with growth potential
                      --------------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -
                         MFS Research Series Portfolio Initial Class /(5)/                   Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                        Research analyst's recommendations for best expected capital appreciation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Variable Investment Options
                                     Under United of Omaha Separate Account B
Asset Category (*)                             (Series Fund - Portfolio)                                    Goal
------------------------------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -
                         Pioneer Growth Shares VCT Portfolio Class II /(7)/                  Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                              Focus on secular trends, competitive strength and return on incremental invested capital
                      --------------------------------------------------------------------------------------------------------------
                         T. Rowe Price Equity Series, Inc. -
                         T. Rowe Price New America Growth Portfolio /(10)/                   Long-term capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                        Common stocks of U.S. companies in the service sector of the economy
------------------------------------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund -
                         Fidelity VIP Equity-Income Portfolio Initial Class /(3)/            Dividend income & capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                                            Income-producing equity securities
                      --------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -
                         Pioneer Equity Income VCT Portfolio Class II /(7)/                  Current income & long-term growth
                      --------------------------------------------------------------------------------------------------------------
                                        Focus on large, strong companies with histories of dividend growth
                      --------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -
Large-Cap Value         Pioneer Fund VCT Portfolio Class II /(7)/                           Capital growth with current income
Equity                --------------------------------------------------------------------------------------------------------------
                                             Emphasizes high-quality, value and long-term earnings potential
                      --------------------------------------------------------------------------------------------------------------
                         Scudder Series I Fund -                                             Long-term capital appreciation with
                         Scudder VS1 Growth and Income Portfolio Class B /(8)/               current income
                      --------------------------------------------------------------------------------------------------------------
                                                  Common stocks of large, established companies
                      --------------------------------------------------------------------------------------------------------------
                         T. Rowe Price Equity Series, Inc. -
                         T. Rowe Price Equity Income Portfolio /(10)/                        Dividend income & capital appreciation
                      --------------------------------------------------------------------------------------------------------------
                                             Dividend-paying common stocks of established companies
------------------------------------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund II -
                         Fidelity VIP Asset Manager: Growth Portfolio Initial                Long-term capital appreciation
                         Class /(3,4)/
                      --------------------------------------------------------------------------------------------------------------
Hybrid                                       Domestic and foreign stocks, bonds and short-term investments
                      --------------------------------------------------------------------------------------------------------------
                         T. Rowe Price Equity Series, Inc. -
                         T. Rowe Price Personal Strategy Balanced Portfolio /(10)/           Capital appreciation & dividend income
                      --------------------------------------------------------------------------------------------------------------
                                             Diversified portfolio of stocks, bonds and money market securities
------------------------------------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -
International Fixed      MFS Strategic Income Series Initial Class /(5)/                     Seeks income & capital appreciation
Income                --------------------------------------------------------------------------------------------------------------
                                                            International government bonds
------------------------------------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -                                      High current income & capital
High Yield Fixed         MFS High Income Series Portfolio Initial Class /(5)/                appreciation
Income                --------------------------------------------------------------------------------------------------------------
                                             Diversified bond portfolio, some of which may involve equity features
------------------------------------------------------------------------------------------------------------------------------------
                         Van Kampen Universal Institutional Funds, Inc. -                    Above average return from a diversified
                         Van Kampen UIF Core Plus Fixed Income Portfolio /(6)/               portfolio of fixed income securities
                      --------------------------------------------------------------------------------------------------------------
Intermediate-Term/                           Medium to high quality fixed income investments of intermediate maturity
Long-Term Fixed       --------------------------------------------------------------------------------------------------------------
Income                   Federated Insurance Series -                                        Current income
                         Federated Fund for U.S. Gov't Securities II Portfolio /(2)/
                      --------------------------------------------------------------------------------------------------------------
                                                                      U.S. Government bonds
------------------------------------------------------------------------------------------------------------------------------------
                         T. Rowe Price Fixed Income Series, Inc. -                           High level of current income consistent
Short-Term Fixed         T. Rowe Price Limited-Term Bond Portfolio /(10)/                    with modest price fluctuations
Income                --------------------------------------------------------------------------------------------------------------
                                             Short and intermediate-term investment grade debt securities
------------------------------------------------------------------------------------------------------------------------------------
                         Federated Insurance Series -                                        Current income consistent with the
                         Federated Prime Money Fund II Portfolio /(2)/                       stability of principal
Cash                  --------------------------------------------------------------------------------------------------------------
                                                     High-quality money market instruments
------------------------------------------------------------------------------------------------------------------------------------

(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended objectives, but do not assure that any investment portfolio will perform consistent with the categorization. Information contained in the investment portfolios' prospectuses should be read carefully before investing in any Subaccount.

--------------------------------------------------------------------------------
We do not assure that any portfolio will achieve its stated goal. Detailed information, including a description of each investment portfolio's investment goal and policies, a description of risks involved in investing in each of the portfolios and each portfolio's fees and expenses is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

Investment advisers of the Series Funds:

/(1)/  Fred Alger Management, Inc.
/(2)/  Federated Investment Management Company.
/(3)/  Fidelity Management & Research Company.
/(4)/ Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research (Far East) Inc., regarding research and investment recommendations with respect to companies based outside the United States.
/(5)/  MFS(TM) Investment Management.
/(6)/  Morgan Stanley Asset Management Inc.
/(7)/  Pioneer Investment Management, Inc.

/(8)/  Deutsche Investment Management Americas Inc.
/(9)/  T. Rowe Price International, Inc.

/(10)/ T. Rowe Price Associates, Inc.
/(11)/ Deutsche Asset Management, Inc.

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and they could go down in value. Each investment portfolio operates as a separate investment portfolio, and the income or losses of one investment portfolio generally have no effect on the investment performance of any other investment portfolio. Complete descriptions of each investment portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the investment portfolios which accompany this Prospectus. Read these prospectuses carefully before you choose an investment portfolio.

Adding, Deleting, or Substituting Variable Investment Options

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an exemptive order from the SEC, if required.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

FIXED RATE OPTIONS (May not be available in all states)

--------------------------------------------------------------------------------
The actual net effective minimum interest rate, after deduction of the expense charge but before deduction of the cost of insurance, is guaranteed to yield 2.97% per year (compounded annually) for the first 10 Policy Years and 3.36% per year thereafter (except in Maryland, where the minimum net rate will yield -1.53% per year for the first ten Policy Years and -1.14% per year thereafter).
--------------------------------------------------------------------------------

     There are two fixed rate options, the systematic transfer account and the fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.5% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for Policies issued in Maryland) before deduction of the expense charge. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not credit more interest than will yield 4.5% per year (or more than 0.0% in Maryland) for the life of the Policy. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

Systematic Transfer Account (may not be available in all states)

--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.
--------------------------------------------------------------------------------

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.5%. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account within 13 months. Transfers from the systematic transfer account does not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

Fixed Account and Systematic Transfer Account

     The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

--------------------------------------------------------------------------------
We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.
--------------------------------------------------------------------------------

     We guarantee that the Accumulation Value in the Fixed Account will be credited with an effective annual interest rate which will yield at least 4.5%. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

     We guarantee that, prior to payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

     1. the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less
     2. that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less
     3. any premium tax or other taxes allocable to the fixed account or systematic transfer account, less
     4. any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a Loan Account, plus
     5.   interest at the guaranteed minimum interest rate, and plus
     6. excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

[ ]  TRANSFERS


     Subject to restrictions during the "right to examine" period, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:


Transfer Rules:

..  We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.
.. The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
.. The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will not allow more than 24 transfers in any Policy Year.
..  A transfer from the fixed account:
   - may be made only once each Policy Year (unless the dollar cost averaging program is elected);
   -  is free;
   -  may be delayed up to six months (30 days in West Virginia);
   -  does not count toward the 12 free transfer limit; and
   - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.


.. If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
.. Transfers result in the cancellation of accumulation units in the Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.


.. We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.



Third-party Transfers:

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.


[ ]  MARKET-TIMING RESTRICTIONS

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the investment portfolios and raise expenses. This in turn can have an adverse effect on performance of the investment portfolios and therefore your Policy's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. We reserve the right to restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. These restrictions will be uniformly applied.

1. Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things, the following factors:

     .  the total dollar amount being transferred;
     .  the number of transfers you made within the previous three months;
     . whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     . whether your transfers are part of a group of transfers made by a third party on behalf of the individual Policy Owners in the group.

2. Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     . reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
     . reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

     We will notify affected policyholders before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.


[ ]  DOLLAR COST AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

--------------------------------------------------------------------------------
The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------

     Dollar Cost Averaging Rules:

..    The dollar cost averaging program is free.
..    We must receive notice of your election and any changed instruction --
     either Written Notice or an authorized telephone transaction.
..    Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
..    There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
..    Amount of each transfer must be at least $100, and must be at least $50 per
     Subaccount.
..    If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
..    Dollar cost averaging program transfers cannot begin before the end of a
     Policy's "right to examine" period.
..    You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
..    You can limit the number of transfers to be made, in which case the program will end when that number has been made, as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.
..    Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

[ ]  SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP PROGRAM")
     (Not available in Puerto Rico)

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months. You cannot transfer funds from the STEP program to the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

--------------------------------------------------------------------------------
You cannot transfer amounts from the STEP account to the fixed account.
--------------------------------------------------------------------------------

STEP Program Rules:

..  The STEP program is free.
..  Must have at least $5,000 in the systematic transfer account to begin the program.
.. Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
..  Transfers must be at least $50 per Subaccount.
.. No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer.
.. Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
..  Cannot begin before the end of the Policy's "right to examine" period.
.. You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
..  No transfers may be made into the systematic transfer account.
..  No portion of any loan repayment will be allocated to the systematic transfer account.
.. All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.

.. The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[ ]  ASSET ALLOCATION PROGRAM

     The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and might not achieve your goal.
--------------------------------------------------------------------------------

     Asset Allocation Program Rules:

..    The asset allocation program is free.
..    You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
..    Changed instructions, or a request to end this program, must also be by
     Written Notice or an authorized telephone transaction.
..    You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
..    Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
..    The asset allocation program will automatically rebalance your value in the
     Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

..    We will not change an investment portfolio that is included in a model unless the portfolio is liquidated. If an investment portfolio is liquidated, you will receive multiple notices, and have an opportunity to elect a revised model. You will also have the option to invest the funds in the liquidated investment portfolio in another model or in any remaining investment portfolio. If you do not elect to participate in the revised model or any other investment option, your funds in the liquidated investment portfolio will be transferred to the Federated Prime Money Fund
     II. There will be no charge for any transfer of funds from the liquidated investment portfolio to the revised model, the Federated Prime Money Fund II, or any other investment option, and any such transfer or allocation will not count toward the 12 free transfer limit.


     The asset allocation program does not protect against a loss, and may not achieve your goal.

---------------------------------------------------------------------------------------------------------------
                                            ASSET ALLOCATION MODELS
                                              CURRENT ALLOCATIONS
---------------------------------------------------------------------------------------------------------------
                                          Principal        Portfolio       Income      Capital        Equity
                                          Conserver        Protector       Builder   Accumulator    Maximizer
                                        (conservative)   (moderately     (moderate)  (moderately   (aggressive)
                 Portfolio                     %        conservative) %      %       aggressive)%       %
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500                              20               15          15            15            15
MFS Capital Opportunities Series                     0                5          10            15            20
Pioneer Mid-Cap Value VCT                            0                5          10            15            20
T. Rowe Price Equity Income                          0                5          10            15            20
T. Rowe Price International Stock                    0               10          15            15            20
T. Rowe Price Limited-Term Bond                     50               30           0             0             0
Van Kampen UIF Emerging Markets Equity               0                0           0             5             5
Van Kampen UIF Core Plus Fixed Income               30               30          40            20             0
---------------------------------------------------------------------------------------------------------------

[ ]  REBALANCING PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Rebalancing Program Rules:

..  The rebalancing program is free.
.. You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must be by Written Notice.
..  You must have at least $10,000 of Accumulation Value (other than amounts in a
   Loan Account) to begin the rebalancing program.
..  You may have rebalancing occur quarterly, semi-annually or annually.
.. Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

The rebalancing program does not protect against a loss and may not achieve your investment goals.

--------------------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a modified single premium variable universal life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed rate options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and the Policy's Accumulation Value are insufficient to keep the Policy in force.

[ ]  POLICY APPLICATION AND PREMIUM PAYMENTS

     Applications for the Ultra Variable Life Policy are no longer accepted.

     Premium Payments

     Your premium checks should be made payable to "United of Omaha Life Insurance Company". We may postpone crediting to your Policy any payment made by check until the check has been honored by your bank. We may also postpone crediting any premium until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. We reserve the right to change the following premium payment requirements.

     Additional Premium Payments:
     ---------------------------

     - Additional premiums can only be paid until the insured's age 90 (except as may be required in a grace period).
     - If a premium increases the specified amount of insurance coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
     -  Only one additional premium payment may be paid each year.
     - Must be at least $5,000; may be less if it is an additional payment required during a grace period.
     - If there is a Policy loan, additional payments are first treated as repayment of Policy loan interest, second as repayment of the Policy loan, and last as additional premium, unless you designate otherwise in a Written Notice when you send the payment to us.
     - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
     - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

[ ]  ACCUMULATION VALUE

     On your Policy's date of issue the Accumulation Value equals the initial premium less the Monthly Deduction for the first month. On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

     (a)  the total of the values in each Subaccount; plus
     (b)  the accumulation value of the fixed account; plus
     (c)  the accumulation value of the systematic transfer account; plus
     (d)  the accumulation value of any Loan Account; less
     (e)  the Monthly Deduction for the current month.

     On any date other than the date of a Monthly Deduction the Accumulation Value equals:

     (a) the totals of the values in each Subaccount on the date of calculation; plus
     (b) the accumulation value of the Loan Account on the date of calculation; plus

     (c) the accumulation value of the systematic transfer account on the date of calculation; plus
     (d) the accumulation value of the fixed account on the date of calculation.

     The value for each Subaccount equals:

     (a) the current number of accumulation units for that Subaccount; multiplied by
     (b)  the current accumulation unit value.

     Each net premium, Monthly Deduction, transfer, loan and loan repayment and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The accumulation unit value of any Subaccount may increase or decrease from one Business Day to the next to reflect the investment performance of the corresponding investment portfolio.

     The SAI contains more details regarding the calculation of the accumulation unit value. The SAI also describes the calculation of the Accumulation Value for the fixed account and the systemic transfer account.

     The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

[ ]  LAPSE AND GRACE PERIOD

     Lapse

     Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse.

     No Policy loan exists: The Policy will lapse if, on a Monthly Deduction date, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the death benefit guarantee provision), and a grace period expires without a sufficient premium payment.

     A Policy loan exists: The Policy will lapse on any Monthly Deduction date when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due, and a grace period expires without a sufficient premium payment.

--------------------------------------------------------------------------------
         A lapse of the Policy may result in adverse tax consequences.
--------------------------------------------------------------------------------

     Grace Period

     Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

- We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
- If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
- Payment received during a grace period is first applied to repay Policy loans and interest on those loans before the remaining amount is applied as additional premium to keep the Policy in force unless otherwise specified.
- Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and partial withdrawals.
- If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

[ ]  DEATH BENEFIT GUARANTEE

     If no Policy loans are taken, we guarantee that coverage will remain in force until the earlier of the 15/th/ Policy Anniversary or the Policy Anniversary following the insured's 75/th/ birthday.

[ ]  SURRENDER FOR CASH

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. The Policy must be returned to us to receive the Cash Surrender Value. The Cash Surrender Value equals:

     (a) the Accumulation Value at the end of the Valuation Period in which we receive your written request; less
     (b)  any outstanding Policy loan and unpaid loan interest; and
     (c)  any applicable surrender charge.

     With regard to amounts allocated to the fixed accounts, the Cash Surrender Value will be equal to or greater than the minimum Cash Surrender Value required by the state in which the policy was delivered. The value is based on the Commissioners 1980 Standard Mortality Table, age last birthday, with interest at 4.5%.

[ ]  CONTINUATION OF INSURANCE

     If no additional premiums are paid, the Policy will continue as follows:

     (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the death benefit guarantee provision of the Policy, if applicable, and the grace period provision of the Policy;
     (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any loan interest due, subject to the grace period provision of the Policy; or
     (c)  until the maturity date,

     whichever occurs first.

     We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living and coverage beyond maturity is not elected.

[ ]  MATURITY DATE

     The Policy's maturity date is the Policy's Anniversary next following the insured's 100/th/ birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if: (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the lapse and grace period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

[ ]  REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient premium payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

     -  written application signed by you and the insured;
     -  evidence of the insured's insurability satisfactory to us;
     -  enough payment to continue this Policy in force for three months; and
     - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

     On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

     The effective date of reinstatement will be the date we approve the application for reinstatement.

     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal (a) the Accumulation Value at the time of lapse, except that the value in the Loan Account may be repaid prior to reinstatement; less (b) the Monthly Deduction for the current month.

[ ]  COVERAGE BEYOND MATURITY

     At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

--------------------------------------------------------------------------------
The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax adviser.
--------------------------------------------------------------------------------

     - We will maintain your allocation of Accumulation Value to the Subaccounts and the fixed account according to your instructions.
     -  The cost of insurance charge will be zero.
     -  The expense charge will be zero.
     -  The corridor percentage will be fixed at 101%.
     -  Any riders attached to the Policy that are then in force will terminate.
     - The insured's date of death will be considered the Policy's maturity date.
     -  You cannot pay any more premiums.
     - All other rights and benefits as described in the Policy will be available during the insured's lifetime.
     - The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date even if the Policy has no Cash Surrender Value.
     - Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

     The tax consequences associated with extending coverage beyond maturity are unclear. A tax adviser should be consulted before making such an election.

[ ]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months from the date we receive your Written Notice (30 days in West Virginia).

     We reserve the right to delay payments of loans, partial withdrawals or a cash surrender from the Subaccounts and the fixed account until your premium payments have been honored by your bank.

[ ]  RIDERS (may not be available in all states)

     Three riders generally are available with the Policy. The riders are:

     - The systematic transfer account program rider, which is described in detail in the INVESTMENT OPTIONS section of this Prospectus;
     - The waiver of surrender charge rider, which is described in detail in the EXPENSES section of this Prospectus; and
     - The accelerated death benefit rider, which provides a full payout of the lesser of 94% (88% in Washington and 96% in New Jersey) of the Policy's death benefit, or $500,000, for the insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider, and this rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the Policy will terminate. This rider is not available in all states.

--------------------------------------------------------------------------------
EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each investment portfolio prospectus.

[ ]  MONTHLY DEDUCTION

     We deduct a Monthly Deduction from the Policy's Accumulation Value on the date of issue and on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the cost of insurance charge; and (2) the expense charge.

     Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflecting charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed accounts. The Monthly Deduction results in the cancellation of accumulation units in the Subaccounts and a reduction in value in the fixed accounts. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100/th/ birthday if coverage beyond maturity is elected.

Cost of Insurance Charge

     The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the rate class of the insured, Policy Accumulation Value and duration. Currently, we assign insureds to the following rate classes: preferred and standard. Once a Policy is issued, an insured's rate class does not change unless an additional premium is submitted and our underwriting review determines the insured qualifies for a better rate class; this new rate class will then be used for cost of insurance charges under the entire Policy. The current cost of insurance charge for a Policy is calculated as a percentage of the Accumulation Value on the Monthly Deduction Date. The current monthly rates for these classes are equivalent to the annual percentage rates shown in the following table:

-----------------------------------------------------------------
                               Accumulation        Accumulation
                            Value of less than   Value of $45,000
      Policy Year(s)            $45,000.            or more.
-----------------------------------------------------------------
   Preferred Rate Class
-----------------------------------------------------------------
           1-10                           0.70%              0.60%
-----------------------------------------------------------------
       11 and later                       0.60%              0.50%
-----------------------------------------------------------------
   Standard Rate Class
-----------------------------------------------------------------
           1-10                           1.30%              1.20%
-----------------------------------------------------------------
       11 and later                       0.94%              0.84%
-----------------------------------------------------------------

     We reserve the right to change the cost of insurance charges upon appropriate regulatory approval.

     When determining the current cost of insurance charge on a Monthly Deduction Date, the applicable cost of insurance percentage is applied to the Accumulation Value on that date.

     The cost of insurance charge deducted on a Monthly Deduction Date is guaranteed not to exceed the amount calculated using the guaranteed cost of insurance rates set forth in the Policy for the insured's attained age. The maximum cost of insurance charge for a Monthly Deduction Date is equal to the "net amount at risk" under the Policy, multiplied by the guaranteed cost of insurance rate for the insured's attained age. The net amount at risk is determined on the last day of the Policy Month. The "net amount at risk" at any point in time is the death benefit at that point in time, less the Accumulation Value at that point in time after deducting the expense charge.

     The guaranteed cost of insurance rate for a Monthly Deduction Date under a Policy depends on the insured's sex and age on the first day of a Policy Year.

     Current cost of insurance rates are more favorable for preferred rate class than for standard rate class insureds. Within a given class, guaranteed cost of insurance rates are generally more favorable for insureds of lower ages than for insureds of higher ages, and are generally more favorable for female insureds than for male insureds.

Expense Charge

     The expense charge consists of charges for administrative, tax (first ten Policy Years only) and mortality and expense risk charges.

     Administrative Charge. This charge is an annual rate of 0.24% of the Accumulation Value assessed on each Monthly Deduction Date. This charge is for the cost of administering the Policies (such as the cost of processing Policy transactions, issuing Policy Owner statements and reports, and record keeping), as well as legal, actuarial, systems, mailing and other overhead costs connected with our variable life insurance operations.

     Tax Expense Charge. We deduct this charge for the first ten Policy Years only. The annual rate of this charge is 0.39% of the Accumulation Value assessed on each Monthly Deduction Date. This charge is to reimburse us for state premium taxes (except in Oregon), federal deferred acquisition cost taxes, and related administrative expenses. Please note that the actual taxes that we pay for a particular Policy may be more or less than the tax expense charge that we collect for that Policy.

     Mortality and Expense Risk Charge. We deduct this charge for the mortality and expense risks that we assume. This charge is set at an annual rate of 0.90% of the Accumulation Value assessed on each Monthly Deduction Date. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

     The expense charge will never exceed the amounts set forth above. If all the money we collect from this charge is not needed to cover death benefits and expenses, the money is contributed to our general account. Conversely, even if the money we collect is insufficient, we will provide for all death benefits and expenses.

[ ]  SURRENDER CHARGE (also applies to partial withdrawals)


-------------------------------------------------------------------------------------------------------------
Years Since Receipt of Premium Payment     1      2      3      4      5      6      7      8      9     10+
-------------------------------------------------------------------------------------------------------------
Applicable Surrender Charge Percentage   9 1/2% 9 1/2% 9 1/2%     9% 7 1/2%     6% 4 1/2%     3% 1 1/2%     0%
-------------------------------------------------------------------------------------------------------------


     We will apply a surrender charge, expressed as a percentage of any premium surrendered or withdrawn, upon a full surrender or partial withdrawal from your Policy. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The surrender charge percentage varies depending upon the number of years elapsed since the date the premium was paid. The amount of a partial withdrawal plus the surrender charge is deducted from the Accumulation Value on the date we receive your withdrawal request.

     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the mortality and expense risk charge (described above).

Surrender Charge Waivers (Not available in all states)

     We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state. ("You" and "your" refer to the Policy owner, not the insured if different.)

Hospital and Nursing Home Waiver. Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and
(e) a Medicare-certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if the Owner is confined to a nursing home or hospital facility on the date of issue of the Policy (except in

Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

Disability Waiver. Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense.

We will not accept any additional premiums under your Policy once you elect this waiver.

The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue of the Policy (except in certain states) or is age 65 or older on the date of withdrawal.

Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania. Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Washington). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense.

We will not accept any additional premiums under your Policy once you elect this waiver.

The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue of the Policy (except in Pennsylvania).

Unemployment Waiver. Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in certain states).

Transplant Waiver. Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

Residence Damage Waiver. Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

Death of Spouse or Minor Dependent Waiver. Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

[ ]  TRANSFER CHARGE - $10 (first 12 are free)

     The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.

[ ]  SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

     Each Series Fund portfolio is responsible for its own expenses. The net asset value per share for each investment portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

--------------------------------------------------------------------------------
POLICY DISTRIBUTIONS

     The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

[ ]  POLICY LOANS

--------------------------------------------------------------------------------
                            Amount You Can Borrow
--------------------------------------------------------------------------------
Standard Policy Loan. After the first Policy Year (at any time in Indiana), you may borrow up to 90% of the Cash Surrender Value (100% in Florida), less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month.
--------------------------------------------------------------------------------
Preferred Policy Loan. Available on any date when the sum of the Cash Surrender Value plus any outstanding standard loans exceeds the sum of the premiums paid since the date of issue of the Policy. The amount available for a preferred Policy loan is the amount of such excess.
--------------------------------------------------------------------------------
Loan Interest Rate
--------------------------------------------------------------------------------
Standard Policy Loan. Net annual loan interest rate of 1.5%. We charge an interest rate in advance with a 6% effective annual yield, but we also credit an interest rate with an effective annual yield of 4.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------
Preferred Policy Loan. Net annual loan interest rate of 0%. We charge an interest rate in advance with a 6% effective annual yield, but we also credit an interest rate with an effective annual yield of 6% to any amounts in the Loan Account.
--------------------------------------------------------------------------------
We believe a preferred Policy loan will not affect tax treatment of the Policy,but tax law is unclear on this point and we do not warrant its tax effect. You may wish to consult your tax adviser before taking a preferred Policy loan.
--------------------------------------------------------------------------------

Loan Rules:

..  The Policy must be assigned to us as sole security for the loan.
.. We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in the cancellation of accumulation units.
.. Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
.. If you take a Policy loan, the death benefit guarantee cannot be reinstated. .. All or part of a loan may be repaid at any time while the Policy is in force.
   We will deduct the amount of a loan repayment from the Loan Account and allocate that amount to the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
..  The death benefit proceeds will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
.. We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

[ ]  SURRENDER

--------------------------------------------------------------------------------
For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which this Policy was delivered. The value is based on the Commissioners 1980 Standard Mortality Table, the insured's age at last birthday, with interest which yields 4.5% on an annual basis.
--------------------------------------------------------------------------------

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

Surrender Rules:

.. The Policy must be returned to us to receive the Cash Surrender Value. .. A surrender charge may apply.
..  The maximum applicable Surrender Charge is 9.5% of paid premiums.
..  Surrenders may have tax consequences. See "Federal Tax Matters".
.. We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

[ ]  PARTIAL WITHDRAWALS

     After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn, except for "free" partial withdrawals described below, may be subject to a surrender charge unless one of the surrender charge waiver provisions described in this Prospectus is applicable. The surrender charge is a percentage of the Policy premium withdrawn. The applicable percentage varies according to the length of time since each affected premium was paid, and is described in the EXPENSES section of this Prospectus.

"Free" Partial Withdrawals

     Each Policy Year you may withdraw, without a surrender charge, the greater of:

          (a) 15% of the Accumulation Value as of the first withdrawal that Policy Year; or
          (b) that portion of the Accumulation Value in excess of total premiums paid.

Partial Withdrawal Rules:

..  Partial withdrawals are made first from earnings and then from premiums paid, beginning with the earliest premium payment.
..  The minimum partial withdrawal amount is $500; the maximum is an amount such that the remaining Accumulation Value is not less than $20,000.
.. Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
.. The specified amount of insurance coverage will be reduced in the same proportion as the Accumulation Value is reduced as a result of any partial withdrawal.
.. Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
.. We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.
..  Partial withdrawals may have tax consequences.

[ ]  DEATH BENEFIT

     We will pay a death benefit after we receive necessary documentation of the insured's death and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

Guarantee

     If no Policy loans are taken, we guarantee Policy coverage will remain in force until the 15/th/ Policy anniversary (or the maximum lesser duration your State allows) or the Policy Anniversary next following the insured's 75/th/ (70/th/ in Texas) birthday, whichever is earlier.

Amount

     The death benefit is the greater of:

          (a)  the specified amount of insurance coverage on the date of death ;
               or
          (b) the Policy's Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age; less any outstanding Policy loans and unpaid loan interest.

     To determine the initial specified amount of coverage, multiply the initial premium amount by the corresponding issue age premium factor; deposits after issue will increase the specified amount of insurance coverage by the amount of the additional deposit multiplied by the attained age premium factor (not the "corridor percentage" shown below).

---------------------------------------------------------------------
Attained    Corridor    Attained    Corridor    Attained    Corridor
  Age      Percentage      Age     Percentage     Age      Percentage
  0-40            250%     54             157%     68             117%
   41             243%     55             150%     69             116%
   42             236%     56             146%     70             115%
   43             229%     57             142%     71             113%
   44             222%     58             138%     72             111%
   45             215%     59             134%     73             109%
   46             209%     60             130%     74             107%
   47             203%     61             128%   75-90            105%
   48             197%     62             126%     91             104%
   49             191%     63             124%     92             103%
   50             185%     64             122%     93             102%
   51             178%     65             120%     94             101%
   52             171%     66             119%   95-100           100%
   53             164%     67             118%    100+            101%
---------------------------------------------------------------------

[ ]  PAYMENT OF PROCEEDS

     You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. (In Maryland only fixed payout options are available.) If a payout option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump-sum. The payout options are described in the SAI.

--------------------------------------------------------------------------------
FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

[ ]  LIFE INSURANCE QUALIFICATION

--------------------------------------------------------------------------------
Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.
--------------------------------------------------------------------------------

     The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     . the death benefit should be fully excludable from the Beneficiary's gross income; and
     . you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

--------------------------------------------------------------------------------
In almost all cases, this Policy will be a modified endowment contract. We recommend you consult with a tax adviser regarding your use of this Policy.
--------------------------------------------------------------------------------

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

[ ]  TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

     Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the investment in the Policy (see box below), the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

          -----------------------------------------------------------------
          "Investment in the Policy" means:
          . the aggregate amount of any premium payments or other consideration paid for the Policy, minus
          . the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
          . the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.
          -----------------------------------------------------------------

     Distributions other than death benefits from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box below) at such time.
     (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
     (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     Distributions other than Death Benefits from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

     Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

[ ]  OTHER POLICY OWNER TAX MATTERS

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

     Interest paid on Policy loans generally is not tax deductible.

     Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

     Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of addition this rider to a Policy or requesting payment under this rider.

     Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

     The Policy may continue after the insured attains age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax adviser should be consulted on this issue.

     Diversification requirements. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

     Owner control. In certain circumstances, your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners were not owners of variable account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

     Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

     Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     Tax Shelter Regulations. Prospective owners should consult a Tax Adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Possible tax law changes. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

     No Guarantees Regarding Tax Treatment. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

--------------------------------------------------------------------------------
MISCELLANEOUS

[ ]  TELEPHONE TRANSACTIONS

     Telephone Transactions Permitted:

     .  Transfers.
     . Partial withdrawals and loans of $10,000 or less by you (may be restricted in community property states).
     .  Change of premium allocations.

     Telephone Transaction Rules:

     . Only you may elect. Do so on the Policy application or by prior Written Notice to us.
     . Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.
     .  Will be recorded for your protection.
     . For security, you must provide your Social Security number and/or other identification information.
     .  May be discontinued at any time as to some or all Owners.
     . For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

     We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[ ]  DISTRIBUTION OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 8 1/4% of the premium paid. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.


     For the fiscal year ended December 31, 2003, United paid $6,927 in total compensation to MOIS; of this amount MOIS retained $2,252 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2002, these amounts were $5,098 and $1,398 respectively. In 2001, these amounts were $130,281 and $3,823 respectively.


[ ]  LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

[ ]  FINANCIAL STATEMENTS

     Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office.

[ ]  USA PATRIOT ACT NOTICE

     The USA Patriot Act Notice requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[ ]  PRIVACY NOTICE

     We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the succeeding four pages.

                                 MUTUAL OF OMAHA
                       PRIVACY NOTICE-PERSONAL INFORMATION

--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:
..  Mutual of Omaha Insurance Company
..  Mutual of Omaha Investor Services, Inc.
..  Mutual of Omaha Marketing Corporation
..  United of Omaha Life Insurance Company
..  United World Life Insurance Company
..  Companion Life Insurance Company
..  Exclusive Healthcare, Inc.
..  Omaha Property and Casualty Insurance Company
..  Mutual of Omaha Structured Settlement Company, Inc.
..  Mutual of Omaha Structured Settlement Company of New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                        Why You Are Receiving This Notice

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us. Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              Personal Information

Personal Information means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             Information We Collect

In the normal course of business we may collect Personal Information about you from:
..  Applications or other forms we receive from you.
..  Your transactions with us, such as your payment history.
..  Your transactions with other companies.
..  Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies"). .. Other sources (such as motor vehicle reports, government agencies and medical information bureaus).
..  Consumer-reporting agencies.

                           Your Personal Information

Sharing Within Mutual of Omaha

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:
..  Your name.
..  Your income.
..  Your Social Security number.
..  Other identifying information you give us.
..  Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                               YOUR PRIVACY CHOICE

Note: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Sharing With Third Parties: For All Customers Except Residents of Minnesota, New Mexico and Vermont
If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              Your Right to Choose

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:
..  To respond to a judicial process or government regulatory authority.
..  To process an insurance product or service that you request.
..  To maintain or service your account, such as paying a claim.
.. To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

Sharing With Third Parties: For Customers Who Are Residents of Minnesota, New Mexico and Vermont
If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law. For example:
..  To respond to a judicial process or government regulatory authority.
..  To process an insurance product or service that you request.
..  To maintain or service your account, such as paying a claim.
.. To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

Sharing of Certain Information About Your Creditworthiness: For All Customers Except Residents of Vermont

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:

..  Your marital status.
..  Your income.
..  Your employment history.
..  Your credit history.
If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.
If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

Sharing of Certain Information About Your Creditworthiness: For Customers Who Are Residents of Vermont

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:
..  Your marital status.
..  Your income.
..  Your employment history.
..  Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.
We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                         How We Protect Your Information

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you.
We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

--------------------------------------------------------------------------------

                                 MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS
Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations". These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW
Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:

..  Properly identify yourself with your full name and policy and/or account numbers.
..  Submit a written request to us for your personal information.
..  Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

..  Notify you in writing of our refusal to make the correction, amendment or deletion.
..  Give you the reasons for our refusal.
.. Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

..  The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.
..  The date the person examined or received your medical information.
.. A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                         Mutual of Omaha
                         Attn. Privacy Notice
                         Mutual of Omaha Plaza
                         Omaha, NE 68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.

--------------------------------------------------------------------------------

     This Prospectus may only be used to offer the Policy where the Policy may be lawfully sold. No one is authorized to give information or make representations about the Policy that is not in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

     This Prospectus generally describes only the variable investment options, except where the fixed rate options are specifically mentioned.

          ------------------------------------------------------------
          DO YOU HAVE QUESTIONS?

          If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.
          ------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS

Accumulation Value is the dollar value of amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

Allocation Date is the first Business Day following the completion of your "right to examine" period for the initial premium payment, and our approval of any subsequent premium payment.

Beneficiary is the person(s) or other legal entity who receives the death benefit of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

Monthly Deduction is a monthly charge that includes a cost of insurance charge and an expense charge.

Owner is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra Variable Life Policy, a modified single premium variable life insurance policy offered by us through this Prospectus.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of the Policy.

SAI is the statement of additional information that is available free upon request (see cover page). It contains financial statements and other information about Us and the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, United of Omaha is United of Omaha Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is United of Omaha Separate Account B, a separate account maintained by us.

Written Notice is a written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.

You, Your is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

                    STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the table of contents to our Statement of Additional Information:

--------------------------------------------------------------------------------
CONTENTS                                                                 Page(s)
--------------------------------------------------------------------------------
   ADDITIONAL POLICY INFORMATION                                            3
      The Policy                                                            3
      Misstatement of Age or Sex                                            3
      Suicide                                                               3
      Incontestability                                                      3
      Minor Owner or Beneficiary                                            3
      Sales to Employees                                                    3
--------------------------------------------------------------------------------
   ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE          4 - 5
--------------------------------------------------------------------------------
   PAYMENT OF PROCEEDS                                                      5
      Payout Options                                                        5
      Rules for Payment of Proceeds                                         6
      Transfers Between Fixed and Variable Payout Options                   6
--------------------------------------------------------------------------------
   MISCELLANEOUS                                                            7
--------------------------------------------------------------------------------
      Voting Rights                                                         7
      Distribution of Materials                                             7
      State Regulation                                                      7
      Reports to You                                                        7
--------------------------------------------------------------------------------
   FINANCIAL STATEMENTS                                                     8
      Index to Financial Statements                                         8
--------------------------------------------------------------------------------

[OUTSIDE back cover page]

The Statement of Additional Information contains additional information about the Variable Account and United of Omaha Life Insurance Company. To learn more about the Policy, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, Cash Surrender Values and Accumulation Values, and to request other information about the Policy, please call 1-800-238-9354 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. Information about us and the Policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


Investment Company Act of 1940 Registration Number 811-08011.

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                                  (Registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                   (Depositor)

                            Variable Product Services
                                 P. O. Box 8430
                              Omaha, NE 68103-9354

                            Telephone: (800) 238-9354

                       STATEMENT OF ADDITIONAL INFORMATION
        Individual Modified Single Premium Variable Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding ULTRA VARIABLE LIFE, an individual modified single premium variable life insurance policy (the "Policy") offered by United of Omaha Life Insurance Company ("United of Omaha") and provides additional information about United of Omaha. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2004 (the "Prospectus") and the prospectuses for the investment portfolios. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Terms used in the Prospectus are incorporated in this SAI.

      The date of this Statement of Additional Information is May 1, 2004.

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
CONTENTS                                                                 Page(s)
--------------------------------------------------------------------------------
   ADDITIONAL POLICY INFORMATION                                           3
      The Policy                                                           3
      Misstatement of Age or Sex                                           3
      Suicide                                                              3
      Incontestability                                                     3
      Minor Owner or Beneficiary                                           3
      Sales to Employees                                                   3
--------------------------------------------------------------------------------
   ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE         4 - 5
--------------------------------------------------------------------------------
   PAYMENT OF PROCEEDS                                                     5
--------------------------------------------------------------------------------
      Payout Options                                                       5
--------------------------------------------------------------------------------
      Rules for Payment of Proceeds                                        6
--------------------------------------------------------------------------------
      Transfers Between Fixed and Variable Payout Options                  6
--------------------------------------------------------------------------------
   MISCELLANEOUS                                                           7
--------------------------------------------------------------------------------
      Voting Rights                                                        7
--------------------------------------------------------------------------------
      Distribution of Materials                                            7
--------------------------------------------------------------------------------
      State Regulation                                                     7
--------------------------------------------------------------------------------
      Reports to You                                                       7
--------------------------------------------------------------------------------
   FINANCIAL STATEMENTS                                                    8
--------------------------------------------------------------------------------
      Index to Financial Statements                                        8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional Policy Information

..    THE POLICY

     The entire contract is made of up the Policy, any riders and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the Policy.

..    MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those which the premiums paid would have purchased at the correct age and sex.

..    SUICIDE

     We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, if the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, if the insured intended suicide at the time coverage was applied for). Instead we will pay the sum of the premiums paid for the increase less any loans and partial withdrawals since the date of the increase.

..    INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

..    MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

..    SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of United and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees and/or waive certain charges to the extent of the distribution costs or other costs that are waived.

--------------------------------------------------------------------------------
Additional Information on Determination of Accumulation Value

     The accumulation unit value for a Subaccount on any Business Day is calculated as follows:

     (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
     (b) the total number of accumulation units held in the Subaccount on the Business Day, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a)  the accumulation value as of the date of the last Monthly Deduction;
          plus
     (b)  any premiums credited since the date of the last Monthly Deduction;
          plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus
     (h)  interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus
     (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

     (a)  the accumulation value as of the last Monthly Deduction date; less
     (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less
     (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less
     (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus
     (e)  interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less
     (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less
     (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

--------------------------------------------------------------------------------
Payment of Proceeds
..    Payout Options

--------------------------------------------------------------------------------
The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.
--------------------------------------------------------------------------------

     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4) Lifetime Income. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

Guarantees Available for the Lifetime Income Option:
---------------------------------------------------

Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years, and thereafter as long as the payee lives.

Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equals the proceeds placed under the option and as long after that as the payee lives. If any lifetime option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

5)   Lump Sum. Proceeds are paid in one sum.

6) Other Options. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

..    RULES FOR PAYMENT OF PROCEEDS:

..    Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
..    Any option chosen will be effective when we acknowledge it.
..    We may require proof of your age or survival or the age or survival of the payee.
..    We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
..    When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

     Fixed Proceeds Payments: Fixed payments are available under all six payout options described above. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

..    Transfers between Fixed and Variable Payout Options

--------------------------------------------------------------------------------
4 transfers are allowed each Policy Year that a payout option is in effect.
--------------------------------------------------------------------------------

The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.

     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

--------------------------------------------------------------------------------
MISCELLANEOUS

..    VOTING RIGHTS

     We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Accounts at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment goals of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances, disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to Policy Owners.

..    DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

..    STATE REGULATION

     We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.

     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

..    REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will also receive such additional periodic reports as may be required by the SEC.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS


     The financial statements of each of the Subaccounts which comprise United of Omaha Separate Account B as of December 31, 2003 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The statutory financial statements of United of Omaha Life Insurance Company as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of United of Omaha Separate Account B. The primary business address of Deloitte & Touche LLP is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.


--------------------------------------------------------------------------------
..    Index to Financial Statements


United of Omaha Life Insurance Company
   Independent Auditors' Report............................................  F-2
   Statutory Statements of Admitted Assets, Liabilities and
    Surplus, December 31, 2003 and 2002....................................  F-3
   Statutory Statements of Operations for the Years Ended
    December 31, 2003, 2002 and 2001.......................................  F-4
   Statutory Statements of Changes in Surplus for the Years
    Ended December 31, 2003, 2002 and 2001.................................  F-5
   Statutory Statements of Cash Flows for the Years Ended
    December 31, 2003, 2002 and 2001.......................................  F-6
   Notes to Statutory Financial Statements.................................  F-7
United of Omaha Separate Account B
   Independent Auditors' Report............................................ F-29
   Statement of Net Assets, December 31, 2003.............................. F-30
   Statement of Operations and Changes in Net Assets for the
    Periods Ended December 31, 2003 and 2002............................... F-31
   Notes to Financial Statements........................................... F-47

United of Omaha Life
Insurance Company
(A Wholly-Owned Subsidiary of
Mutual of Omaha Insurance Company)

Statutory Financial Statements and
Independent Auditors' Report as of
December 31, 2003 and 2002 and for the
years ended December 31, 2003, 2002 and 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2003 and 2002, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 19.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2003.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of United of Omaha Life Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, on the basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of Nebraska of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 31, 2004

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

ADMITTED ASSETS                                                   2003                 2002
Cash and invested assets:
   Bonds                                                    $   9,325,718,785   $   8,809,768,263
   Preferred stocks                                                55,316,600          54,716,261
   Common stocks - unaffiliated                                     1,416,581             324,925
   Common stocks - affiliated                                      86,244,016          86,863,578
   Mortgage loans                                                 939,141,574         825,141,726
   Real estate properties occupied by the Company, net
    of accumulated depreciation of $76,956,490 in 2003
    and $73,481,475 in 2002                                        66,689,673          69,610,498
   Investment real estate, net of accumulated
    depreciation of $497,031 in 2003 and $486,335 in 2002             264,737             275,434
   Real estate held for sale, net of accumulated
    depreciation of $22,877 in 2003 and $47,536 in 2002             3,841,717           6,932,226
   Contract loans                                                 151,548,072         150,237,687
   Cash and cash equivalents                                       78,408,728          87,965,000
   Short-term investments                                           7,000,001                   1
   Other invested assets                                          172,167,135         146,038,501
                                                            -----------------   -----------------
      Total cash and invested assets                           10,887,757,619      10,237,874,100
Investment income due and accrued                                 100,271,603         100,225,391
Premiums deferred and uncollected                                 128,423,097         164,773,195
Reinsurance recoverable                                           177,546,529         135,232,693
Receivable from parent, subsidiaries and affiliates                    39,938           3,533,767
Net deferred tax assets                                            69,998,313          75,067,149
Other assets                                                       26,000,503          21,971,353
Separate accounts assets                                        1,287,617,434       1,136,860,859
                                                            -----------------   -----------------
      Total admitted assets                                 $  12,677,655,036   $  11,875,538,507
                                                            =================   =================
LIABILITIES
Policy reserves:
   Aggregate reserve for policies and contracts             $   7,885,394,159   $   7,399,790,795
   Deposit-type contracts                                       1,796,951,544       1,995,363,948
   Policy and contract claims                                      84,928,264          77,731,953
   Other                                                          124,787,109         110,570,617
                                                            -----------------   -----------------
      Total policy                                              9,892,061,076       9,583,457,313
Interest maintenance reserve                                       27,008,378           4,193,572
Asset valuation reserve                                            62,611,334          36,089,068
General expenses and taxes due or accrued                          11,568,929           9,008,049
Federal income taxes due or accrued                                38,389,314           5,887,515
Payable to parent, subsidiaries and affiliates                     16,903,885           7,372,460
Other liabilities                                                 294,671,199          97,007,726
Separate accounts liabilities                                   1,287,474,741       1,132,464,644
                                                            -----------------   -----------------
      Total liabilities                                        11,630,688,856      10,875,480,347
                                                            -----------------   -----------------
SURPLUS
Capital stock, $10 par value, 900,000 shares authorized,
 issued and outstanding                                             9,000,000           9,000,000
Gross paid-in and contributed surplus                             162,723,580         162,723,580
Unassigned surplus                                                875,242,600         828,334,580
                                                            -----------------   -----------------
      Total surplus                                             1,046,966,180       1,000,058,160
                                                            -----------------   -----------------
      Total liabilities and surplus                         $  12,677,655,036   $  11,875,538,507
                                                            =================   =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                2003              2002              2001
Income:
   Net premiums and annuity considerations                $ 1,436,257,064   $ 1,365,451,665   $ 1,367,382,800
   Net investment income                                      684,414,445       683,171,781       716,288,693
   Other income                                                84,926,596        72,006,877        77,071,797
                                                          ---------------   ---------------   ---------------
      Total income                                          2,205,598,105     2,120,630,323     2,160,743,290
                                                          ---------------   ---------------   ---------------
Benefits and expenses:
   Policyholder benefits                                    1,249,954,291     1,212,968,764     1,292,592,064
   Increase in policy reserves                                484,149,140       483,141,362       424,805,101
   Commissions                                                122,367,272       118,469,395       123,670,780
   Operating expenses                                         287,342,208       262,634,739       237,416,379
   Net transfers from separate accounts                       (92,078,732)      (63,286,145)      (54,352,834)
                                                          ---------------   ---------------   ---------------
      Total benefits and expenses                           2,051,734,179     2,013,928,115     2,024,131,490
                                                          ---------------   ---------------   ---------------
         Net gain from operations before federal income
          taxes and net realized capital losses               153,863,926       106,702,208       136,611,800
Federal income taxes                                           68,648,342        28,570,167        35,174,590
                                                          ---------------   ---------------   ---------------
         Net gain from operations before net realized
          capital losses                                       85,215,584        78,132,041       101,437,210
Net realized capital losses (net of taxes of
 $13,624,637, $4,719,429 and $802,307 and transfers to
 the interest maintenance reserve of $25,302,897,
 $8,764,654 and $1,489,999, respectively)                     (46,224,217)      (93,837,615)      (52,049,908)
                                                          ---------------   ---------------   ---------------
         Net income (loss)                                $    38,991,367   $   (15,705,574)  $    49,387,302
                                                          ===============   ===============   ===============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

                                                2003               2002               2001
Capital stock                             $      9,000,000   $      9,000,000   $      9,000,000
                                          ----------------   ----------------   ----------------
Gross paid-in and contributed surplus:
   Balance at beginning of year                162,723,580         62,723,580         62,723,580
   Capital contribution                                 --        100,000,000                 --
                                          ----------------   ----------------   ----------------
   Balance at end of year                      162,723,580        162,723,580         62,723,580
                                          ----------------   ----------------   ----------------
Unassigned surplus:
   Balance at beginning of year                828,334,580        799,509,351        760,361,632
   Net income (loss)                            38,991,367        (15,705,574)        49,387,302
   Change in:
      Net unrealized capital gains
       (losses) (net of taxes of
       $5,839,308, $25,465,100 and
       $12,979,536, respectively)               10,224,865        (34,883,646)       (39,238,487)
      Net deferred income taxes                 28,819,276         22,502,137         33,693,166
      Non-admitted assets                      (26,702,079)        (1,475,335)       (68,701,298)
      Asset valuation reserve                  (26,522,266)        58,744,093         43,545,059
   Deferred gain on coinsurance, net of
    tax of $ 11,879,000                         22,061,000                 --                 --
   Other, net                                       35,857           (356,446)          (206,796)
   Cumulative effect of changes in
    accounting principles                               --                 --         20,668,773
                                          ----------------   ----------------   ----------------
   Balance at end of year                      875,242,600        828,334,580        799,509,351
                                          ----------------   ----------------   ----------------
Total surplus                             $  1,046,966,180   $  1,000,058,160   $    871,232,931
                                          ================   ================   ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

                                                2003               2002               2001
Cash from (used for) operations:
   Net premiums and annuity
    considerations                        $  1,475,917,856   $  1,353,975,885   $  1,363,240,918
   Net investment income                       659,334,062        660,308,209        692,762,787
   Other income                                 83,315,987         79,175,065         78,046,004
   Policyholder benefits                    (1,240,079,324)    (1,131,124,831)    (1,194,671,845)
   Net transfers from separate accounts        103,116,908         49,604,667          4,702,763
   Commissions and operating expenses         (403,457,685)      (396,086,602)      (379,871,270)
   Federal income taxes paid to parent         (49,771,180)       (42,249,917)       (47,553,727)
                                          ----------------   ----------------   ----------------
         Net cash from operations              628,376,624        573,602,476        516,655,630
                                          ----------------   ----------------   ----------------
Cash from (used for) investments:
   Proceeds from investments sold,
    redeemed or matured:
      Bonds                                  3,012,602,112      1,941,330,949      1,693,340,318
      Common stocks                              3,764,030         10,666,240         53,406,462
      Mortgage loans                           124,937,205         81,105,658         71,573,613
      Real estate                                5,800,000                 --          8,375,000
      Other invested assets                     50,817,430         15,269,891         41,391,180
      Net gains (losses) on cash and
       short-term investments                       27,674              3,290             (4,254)
      Miscellaneous proceeds                       629,444           (218,447)         5,307,616
   Cost of investments acquired:
      Bonds                                 (3,476,024,889)    (2,681,440,388)    (2,249,861,186)
      Common stocks                             (4,902,418)                --        (56,269,540)
      Mortgage loans                          (241,815,073)       (69,596,385)       (86,503,885)
      Real estate                               (3,034,914)        (3,393,320)        (6,861,322)
      Other invested assets                    (77,636,689)       (53,736,834)       (47,849,495)
      Miscellaneous applications                (7,727,535)       (22,692,717)        47,146,354
      Net increase in contract loans            (1,310,385)        (2,200,955)        (4,664,601)
                                          ----------------   ----------------   ----------------
         Net cash used for investments        (613,874,008)      (784,903,018)      (531,473,740)
                                          ----------------   ----------------   ----------------
Cash from (used for) financing and
 miscellaneous sources:
   Capital contribution                                 --        100,000,000                 --
   Borrowed funds                              149,000,000          1,000,000                 --
   Net (increase) decrease in
    deposit-type contracts                    (198,412,404)       (30,222,633)       148,916,204
   Other cash provided                          32,353,516         24,580,603         17,429,296
                                          ----------------   ----------------   ----------------
         Net cash from (used for)
          financing                            (17,058,888)        95,357,970        166,345,500
                                          ----------------   ----------------   ----------------
Net change in cash and cash equivalents
 and short-term investments                     (2,556,272)      (115,942,572)       151,527,390
Cash and cash equivalents and
 short-term investments:
   Beginning of year                            87,965,001        203,907,573         52,380,183
                                          ----------------   ----------------   ----------------
   End of year                            $     85,408,729   $     87,965,001   $    203,907,573
                                          ================   ================   ================
Non-cash items:
   Real estate acquired in satisfaction
    of debt                               $      1,498,322   $             --   $             --
                                          ================   ================   ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations - United of Omaha Life Insurance Company (the "Company") is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 2003, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"); United World Life Insurance Company ("United World"); Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT") and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company offers a full portfolio of individual and group life insurance, annuities, pension products, and group health products, and has insurance licenses to operate in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

     Basis of Presentation - The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. The State of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting principles ("NAIC SAP") as the basis of its statutory accounting practices. In addition, the Commissioner of the Insurance Department of the State of Nebraska has the right to permit other specific practices that may deviate from prescribed practice.

     The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

     (a) Bonds are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based upon their classification according to the Company's ability and intent to hold or trade the securities.

     (b) Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred, while under GAAP they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

     (c) NAIC SAP requires an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets.

     (d) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. The effect on reserves, if any, due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company's estimates of mortality, interest and withdrawals.

     (e) The asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") are established in the statutory financial statements.

     (f) Assets are reported under NAIC SAP at admitted asset value and non-admitted assets are excluded through a charge to surplus, while under GAAP, non-admitted assets are reinstated to the balance sheet, net of any valuation allowance.

     (g) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

     (h) Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP they are reported as an asset.

     (i) Comprehensive income and its components are not presented in the statutory financial statements.

     (j) Subsidiaries are included as common stock carried under the equity method, with the equity in net income of subsidiaries credited directly to the Company's surplus for NAIC SAP. GAAP requires consolidation of subsidiaries with net income of subsidiaries credited to the income statement.

     Use of Estimates - The preparation of financial statements requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining investment valuation, aggregate reserves for policies and contracts, policy and contract claims and deferred taxes. Actual results could differ from those estimates.

     The process of determining the fair value of investments and whether or not an investment is recoverable relies on projections of future cash flows, investment operating results and market conditions. Projections are inherently uncertain and, accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company's investment valuations are susceptible to the risk inherent in making such projections.

     Due to the length of annuity and life insurance contracts and the risks involved, the process of estimating the aggregate reserve for policies and contracts is inherently uncertain. Aggregate reserves are estimated using mortality tables and interest rate assumptions. Actual mortality and interest rates are likely to differ.

     Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

     Investments - Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default which are stated at lower of amortized cost or NAIC market value.

     Loan-backed securities and structured securities are included in bonds in the statutory statements of admitted assets, liabilities and surplus, and are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default, which are stated at lower of amortized cost or NAIC market value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

     Preferred stocks are stated at cost. Common stocks of unaffiliated companies are stated at NAIC market value and common stocks of affiliated companies (principally insurance companies) are carried on the equity basis. Changes in carrying value are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

     Mortgage loans and contract loans are carried at the unpaid principal balance.

     Home office and investment real estate are valued at cost, less accumulated depreciation. Property held for sale is valued at the lower of depreciated cost or estimated fair value, less estimated selling costs. Depreciation is provided on the straight-line basis over the estimated useful lives, generally forty years, of the related assets.

     Cash equivalents are highly liquid debt securities with an original maturity of less than three months.

     Short-term investments include investments whose original maturities are one year or less and are stated at cost.

     Other invested assets include investments in limited partnerships, beneficial interests in leased or non-leased commercial aircraft, receivables for securities and derivative financial instruments. Limited partnerships are carried based upon the underlying GAAP equity of the investee with changes recorded in unrealized gains (losses) through surplus. Beneficial interests in commercial aircraft are carried at estimated fair value.

     When derivative financial instruments meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value or amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in unrealized gains (losses) through surplus.

     Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Realized gains and losses on the sale of investments are determined on the specific identification basis.

     Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is non-admitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is non-admitted.

     Property - Property is carried at cost less accumulated depreciation and amortization. The Company provides for depreciation of property using straight-line methods over the estimated useful lives of assets. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was $3,982,860, $3,899,648 and $4,112,630 for the years ended December 31, 2003, 2002 and 2001, respectively.

     Separate Accounts - The assets of the separate accounts in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Deposits and premiums received from and benefits paid to separate account contract holders are reflected in the statutory statements of operations, but are offset by transfers to and from the separate accounts. Investment income and realized capital gains (losses) on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of operations. Mortality, policy administration and surrender charges to all separate accounts are included in other income.

     Policy Reserves and Deposit-Type Contracts - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities using the Commissioners' Annuity Reserve Valuation Method ("CARVM") are computed on the basis of interest rates ranging from 2.5% to 12.75%.

     Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Tabular interest on deposit-type contracts is calculated by formula as described in the annual statement instructions.

     Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.

     Reinsurance - In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Balances are included in the statutory statements of admitted assets, liabilities and surplus, and the statutory statements of operations, net of reinsurance.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.

     During 2003, the Company ceased underwriting its variable life and annuity products. Effective December 31, 2003, the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity business on an indemnity basis. These reinsurance agreements resulted in a deferred gain of $22,061,000 (net of taxes of $11,879,000), which is reflected in unassigned surplus and will be amortized into operations as earnings emerge from the business reinsured.

     Asset Valuation Reserve and Interest Maintenance Reserve - The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's investments in bonds, common and preferred stocks, mortgage loans, real estate and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest changes, are credited or charged to the AVR.

     The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

     Premiums and Annuity Considerations and Related Commissions - Premiums are recognized as income over the premium-paying period of the policies. Annuity considerations are recognized as revenue when received. Consideration received on deposit-type funds, which did not contain any life contingencies, is recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

     Fair Values of Financial Instruments - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated using expected future cash flows, current market rates, credit quality and maturity date. At December 31, 2003, the Company had manufactured housing asset-backed securities with a fair value of $598,540,187 that was primarily estimated based upon expected future cash flows, current market rates, credit quality and maturity date. At December 31, 2002, the Company had manufactured housing asset-backed securities whose fair value of $643,130,942 was primarily estimated based upon bid quotations provided by a third party.

          Preferred Stocks - The fair values for preferred stocks are based on quoted market prices.

          Common Stocks - Unaffiliated - The fair values for unaffiliated common stocks are based on NAIC market value.

          Mortgage Loans - The fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

          Contract Loans - The carrying values of contract loans approximates their fair value as they may be repaid at any time.

          Cash and Cash Equivalents and Short-Term Investments - The carrying amounts for these instruments approximate their fair values.

          Deposit-Type Contracts - The fair values of deposit-type contracts are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the deposit-type contracts being valued.

          Derivative Financial Instruments - The fair values of derivative financial instruments are based upon quotations from dealers or other reliable sources.

     Vulnerability Due to Certain Risks and Concentrations - The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

          Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

          Interest-rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

          Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay.

     Other-Than-Temporary Declines in Fair Value - The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include: the Company's ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value; the duration and extent to which the fair value has been less than cost; and the financial condition and prospects of the issuer.

     The Company recognizes other-than-temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other-than-temporary impairment is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized loss.

     For loan-backed securities, other-than-temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a negative yield. When an other-than-temporary impairment is recognized, the cost basis of the loan-backed security is written down to the undiscounted estimated future cash flows and the amount of the write down is recorded as a realized loss.

     Reclassifications - Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2.   ACCOUNTING CHANGES

     Changes in Accounting Principles as a Result of the Initial Implementation of Codification - Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - version effective January 1, 2001, are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased surplus by approximately $20,700,000 as of January 1, 2001. Included in this total adjustment are reductions to surplus of approximately $5,300,000 related to guaranty funds, $8,600,000 related to pensions and $11,200,000 related to the non-admission of aircraft with increases to surplus of approximately $25,900,000 related to the interest maintenance reserve and $19,900,000 related to deferred tax assets.

3.   INVESTMENTS

     Bonds - The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type were as follows:

                                                      Gross            Gross
                                  Carrying         Unrealized        Unrealized         Estimated
                                    Value             Gains            Losses           Fair Value
At December 31, 2003
U.S. Government                $   135,212,548   $     4,608,600   $    (3,483,061)  $   136,338,087
States, territories and
 possessions                           543,916            12,332                --           556,248
Special revenue                     49,053,111         8,904,188                --        57,957,299
Public utilities                   439,723,818        34,812,595        (1,859,680)      472,676,733
Industrial and miscellaneous     3,642,262,019       313,604,813       (21,693,315)    3,934,173,517
Mortgage-backed securities       3,039,216,172       135,762,978       (27,024,191)    3,147,954,959
Asset-backed securities          2,019,707,201        55,344,771       (31,328,636)    2,043,723,336
                               ---------------   ---------------   ---------------   ---------------
   Total                       $ 9,325,718,785   $   553,050,277   $   (85,388,883)  $ 9,793,380,179
                               ===============   ===============   ===============   ===============
At December 31, 2002
U.S. Government                $   148,381,196   $    16,482,491   $       (76,016)  $   164,787,671
States, territories and
 possessions                         2,000,000            55,080                --         2,055,080
Special revenue                     67,046,532        15,526,219          (302,072)       82,270,679
Public utilities                   428,036,436        33,083,635        (2,833,923)      458,286,148
Industrial and miscellaneous     3,526,849,700       320,441,382       (34,126,583)    3,813,164,499
Mortgage-backed securities       2,353,464,363       173,556,463        (1,602,920)    2,525,417,906
Asset-backed securities          2,283,990,036        96,359,510       (66,818,062)    2,313,531,484
                               ---------------   ---------------   ---------------   ---------------
   Total                       $ 8,809,768,263   $   655,504,780   $  (105,759,576)  $ 9,359,513,467
                               ===============   ===============   ===============   ===============

     Bonds that were in or near default (NAIC 6) at December 31, 2003 and 2002 are carried at fair value which was $28,456,104 and $45,909,240, respectively, less than amortized cost.

     An aging of unrealized losses on the Company's investments in bonds at December 31, 2003, was as follows:

                             Less Than 12 Months                12 Months or Longer                        Total
                      ---------------------------------   -------------------------------   ---------------------------------
                                           Unrealized                        Unrealized                          Unrealized
                         Fair Value           Loss          Fair Value          Loss           Fair Value           Loss
U.S. Government       $     78,210,750   $   (3,483,061)  $           --   $           --   $     78,210,750   $   (3,483,061)
States, territories
 and possessions                    --               --               --               --                 --               --
Special revenue                     --               --               --               --                 --               --
Public utilities            51,942,356       (1,859,680)              --               --         51,942,356       (1,859,680)
Industrial and
 miscellaneous             511,943,449      (20,356,022)      33,250,730       (1,337,293)       545,194,179      (21,693,315)
Mortgage-backed
 securities                257,044,318      (27,024,191)              --               --        257,044,318      (27,024,191)
Asset-backed
 securities                288,735,798      (12,217,045)     297,768,017      (19,111,591)       586,503,815      (31,328,636)
                      ----------------   --------------   --------------   --------------   ----------------   --------------
Total bonds           $  1,187,876,671   $  (64,939,999)  $  331,018,747   $  (20,448,884)  $  1,518,895,418      (85,388,883)
                      ================   ==============   ==============   ==============   ================   ==============

     The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Based on an evaluation of the prospects of the issuers, including, but not limited to, the Company's intentions to sell or ability to hold the investments; the length of time and magnitude of the unrealized loss; and the credit ratings of the issuers, the Company has concluded that the declines in fair values of investments in bonds at December 31, 2003 are temporary.

     At December 31, 2003 and 2002, the Company had manufactured housing asset-backed securities with a carrying value of $606,502,873 and $670,324,617, respectively.

     The Company's bond portfolio is primarily comprised of investment grade securities. Based on ratings by the NAIC, investment grade bonds comprised 89.7% and 89.2% of the Company's total bond portfolio at December 31, 2003 and 2002, respectively.

     The carrying value and estimated fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer.

                                             Carrying          Estimated
                                              Value            Fair Value
Due in one year or less                  $    192,379,376   $    195,109,284
Due after one year through five years       1,273,109,340      1,359,956,950
Due after five years through ten years      1,723,205,371      1,849,383,124
Due after ten years                         1,078,101,325      1,197,252,526
Mortgage-backed and asset-backed
 securities                                 5,058,923,373      5,191,678,295
                                         ----------------   ----------------
   Total                                 $  9,325,718,785   $  9,793,380,179
                                         ================   ================

     Proceeds from the sale of bonds were $672,826,380, $455,819,563 and $458,527,968 during the years ended December 31, 2003, 2002 and 2001, respectively. Realized gains from the sales of bonds were $42,614,486, $17,056,583 and $10,298,051 during the years ended December 31, 2003, 2002 and 2001, respectively. Realized losses from the sales of bonds were $7,211,381, $2,739,229 and $12,917,180 during the years ended December 31,
     2003, 2002 and 2001, respectively. Net realized capital losses for the years ended December 31, 2003, 2002 and 2001 included losses of $29,623,237, $79,495,286 and $6,000,000, respectively, resulting from other-than-temporary declines in the fair value of bonds.

     Bond income due and accrued of $13,522,590, $5,240,449 and $0 was excluded from investment income during the years ended December 31, 2003, 2002 and 2001, respectively.

     Mortgage Loans - The Company invests in mortgage loans collateralized principally by commercial real estate. During 2003, the maximum and minimum lending rates for mortgage loans were 8.10% and 3.225%, respectively. At December 31, 2003, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 79.25%. Companion participates in certain of the Company's mortgage loans.

     Net realized capital losses for the years ended December 31, 2003, 2002 and 2001 include losses of $3,627,824, $0 and $3,081,354, respectively, resulting from impairments of mortgages. Total impaired loans as of December 31, 2003 and 2002 and the associated interest income were not material.

     The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2003 and 2002 were as follows:

                           2003               2002
Pacific              $    214,834,903   $    140,103,288
South Atlantic            213,031,032        179,316,858
West South Central        130,857,334        125,498,015
East North Central        106,958,869        104,844,164
West North Central         79,371,584         61,754,005
Mountain                   65,783,853         60,239,879
Mid Atlantic               62,513,329         79,891,880
East South Central         47,772,931         50,095,033
New England                18,017,739         23,398,604
                     ----------------   ----------------
                     $    939,141,574   $    825,141,726
                     ================   ================

     Limited Partnerships- Net realized capital losses for the years ended December 31, 2003, 2002 and 2001 include losses of $11,043,282, $17,284,599 and $9,458,219, respectively, resulting from other-than-temporary declines in fair value of limited partnerships. The fair values of the limited liability partnerships were determined using underlying audited GAAP financial statements.

     Fair Value of Financial Instruments - The carrying values and estimated fair values of the Company's financial instruments at December 31, were as follows:

                                             2003                                2002
                                  Carrying          Estimated         Carrying         Estimated
                                    Value          Fair Value           Value          Fair Value
Financial Assets:
Bonds                          $ 9,325,718,785   $ 9,793,380,179   $ 8,809,768,263   $ 9,359,513,467
Preferred stock                     55,316,600        55,316,600        54,716,261        54,716,261
Common stocks - unaffiliated         1,416,581         1,416,581           324,925           324,925
Mortgage loans                     939,141,574     1,028,101,645       825,141,726       907,134,106
Contract loans                     151,548,072       151,548,072       150,237,687       150,237,687
Short-term investments               7,000,001         7,000,001                 1                 1
Cash and cash equivalents           78,408,728        78,408,728        87,965,000        87,965,000
Derivative financial
 instruments                           789,827           789,827         1,715,102           580,839
Financial Liabilities:
Deposit-type contracts           1,796,951,544     1,814,309,355     1,995,363,948     1,995,813,595
Derivative financial
 instruments                                --         2,311,237                --         1,212,236

4.   DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix, consistent with the Company's risk management activities. Senior management monitors the Company's derivative financial instruments. The Company's risk of loss is typically limited to the fair value of its derivative financial instruments with positive fair values and not to the notional or contractual amounts of the derivative instruments. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the transactions. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

     The following table summarizes the Company's derivative financial instruments:

                                                  Contract/
                                                  Notional         Carrying          Credit          Estimated
                                                   Amount           Value           Exposure         Fair Value
At December 31, 2003
   Interest rate swaps                         $   19,000,000   $           --   $       92,392   $      (791,217)
   Interest rate caps                             225,000,000          307,327               --           307,327
   Equity-linked options                              156,778          482,500               --           482,500
   Foreign currency swap agreements                18,000,000               --          228,424        (1,520,020)
                                               --------------   --------------   --------------   ---------------
      Total derivative financial instruments   $  262,156,778   $      789,827   $      320,816   $    (1,521,410)
                                               ==============   ==============   ==============   ===============
At December 31, 2002
   Interest rate swaps                         $   21,500,000   $           --   $      147,272   $    (1,212,236)
   Interest rate caps                             355,000,000        1,715,102               --           580,839
                                               --------------   --------------   --------------   ---------------
      Total derivative financial instruments   $  376,500,000   $    1,715,102   $      147,272   $      (631,397)
                                               ==============   ==============   ==============   ===============

5.   INCOME TAXES

     The Company is included in a consolidated federal income tax return with the following affiliates: Mutual of Omaha Insurance Company; Omaha Indemnity Company; Omaha Property and Casualty Insurance Company; Exclusive Healthcare, Inc.; Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc.; Mutual of Omaha Health Plans, Inc.; Ingenium Benefits, Inc.; Adjustment Services, Inc.; KFS Corporation; Kirkpatrick, Pettis, Smith, Polian Inc.; KP Capital Markets, Inc.; KPM Investment Management, Inc.; Kirkpatrick Pettis Trust Company; Mutual of Omaha Holdings, Inc.; Mutual of Omaha Investor Services, Inc.; Mutual of Omaha Marketing Corporation; innowave incorporated; Mutual of Omaha Structured Settlement Company; Mutual of Omaha Structured Settlement Company of New York, Inc.; Companion Life Insurance Company; and United World Life Insurance Company.

     Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision for federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis.

     Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account. Management believes that the chance that those conditions will exist is not likely. At December 31, 2003, the Company has accumulated $31,615,000 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

     The Company's tax returns have been examined by the Internal Revenue Service through 1997. Management believes the final resolution of all income tax issues for 1997 and prior will not have a material impact on the Company's financial statements.

     The Company paid federal income taxes of $78,055,443, $36,853,993 and $33,125,811 during the years ended December 31, 2003, 2002 and 2001, respectively, which are available for recoupment in the event that the Company incurs future net losses.

     Federal income taxes incurred for the years ended December 31, consist of the following major components:

                                         2003           2002           2001

Current federal income taxes        $  68,648,342  $  28,570,167  $  35,174,590
Capital gains                          13,624,637      4,719,429        802,307
                                    -------------  -------------  -------------
                                       82,272,979     33,289,596     35,976,897
Change in net deferred income
 taxes                                (28,819,276)   (22,502,137)   (33,693,166)
                                    -------------  -------------  -------------
Total federal income taxes
 incurred                           $  53,453,703  $  10,787,459  $   2,283,731
                                    =============  =============  =============

     Reconciliations between income taxes based on the federal tax rate and the effective tax rate for the years ended December 31, were as follows:

                                                   2003              2002              2001
Net gain from operations before federal
 income taxes and net realized capital
 losses                                      $   153,863,926   $   106,702,208   $   136,611,800
Net realized capital losses before federal
 income taxes and transfers to IMR                (7,296,683)      (80,353,532)      (49,757,602)
                                             ---------------   ---------------   ---------------
Total pretax income                              146,567,243        26,348,676        86,854,198
Statutory tax rate                                        35 %              35 %              35 %
                                             ---------------   ---------------   ---------------
Expected federal income tax expense               51,298,535         9,222,037        30,398,969
Reinsurance transaction                            8,631,350                --                --
Prior year tax expense (benefit)                    (787,115)        2,863,380        (9,944,671)
Dividends received deduction                      (4,384,447)       (4,260,618)       (9,787,600)
Amortization of IMR                                 (870,832)           21,893           373,598
Other                                               (433,788)        2,940,767        (8,756,565)
                                             ---------------   ---------------   ---------------
   Total federal income taxes incurred       $    53,453,703   $    10,787,459   $     2,283,731
                                             ===============   ===============   ===============

     The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31 were as follows:

                                                   2003              2002             Change
Deferred Tax Assets
Deferred acquisition costs                   $    89,031,690   $    82,935,975   $     6,095,715
Policy reserves                                   87,350,672        81,656,682         5,693,990
Bonds and other invested assets                   57,520,551        39,283,556        18,236,995
Non-admitted assets                               18,619,621        36,688,008       (18,068,387)
Expense accruals and other prepaid income          6,813,460         5,107,368         1,706,092
Other                                                904,951                --           904,951
                                             ---------------   ---------------   ---------------
Total deferred tax assets                        260,240,945       245,671,589        14,569,356
Non-admitted deferred tax assets                (157,384,341)     (129,335,537)      (28,048,804)
                                             ---------------   ---------------   ---------------
Admitted deferred tax assets                 $   102,856,604   $   116,336,052   $   (13,479,448)
                                             ===============   ===============   ===============
Deferred Tax Liabilities
Depreciable assets                           $   (21,781,071)  $   (19,452,824)  $    (2,328,247)
Unrealized gains                                  (1,387,312)       (1,109,639)         (277,673)
Other                                             (9,689,908)      (20,706,440)       11,016,532
                                             ---------------   ---------------   ---------------
Deferred tax liabilities                     $   (32,858,291)  $   (41,268,903)  $     8,410,612
                                             ===============   ===============   ===============
Net admitted deferred tax assets             $    69,998,313   $    75,067,149   $    (5,068,836)
                                             ===============   ===============   ===============

     The change in net deferred income taxes during the years ended December 31, is comprised of the following:

                                                   2003              2002             Change
Deferred tax assets                          $   260,240,945   $   245,671,589   $    14,569,356
Deferred tax liabilities                         (32,858,291)      (41,268,903)        8,410,612
                                             ---------------   ---------------   ---------------
Net deferred tax assets                      $   227,382,654   $   204,402,686        22,979,968
                                             ===============   ===============
Tax effect of unrealized gains                                                         5,839,308
                                                                                 ---------------
Change in net deferred income taxes                                              $    28,819,276
                                                                                 ===============

                                                   2002              2001             Change
Deferred tax assets                          $   245,671,589   $   183,794,679   $    61,876,910
Deferred tax liabilities                         (41,268,903)      (27,359,230)      (13,909,673)
                                             ---------------   ---------------   ---------------
Net deferred tax assets                      $   204,402,686   $   156,435,449        47,967,237
                                             ===============   ===============
Tax effect of unrealized losses                                                     (25,465,100)
                                                                                 ---------------
Change in net deferred income taxes                                              $    22,502,137
                                                                                 ===============

                                                   2003              2002             Change

Deferred tax assets                          $   183,794,679   $   160,172,385   $    23,622,294
Deferred tax liabilities                         (27,359,230)      (50,409,638)      (23,050,408)
                                             ---------------   ---------------   ---------------
Net deferred tax assets                      $   156,435,449   $   109,762,747        46,672,702
                                             ===============   ===============
Tax effect of unrealized losses                                                      (12,979,536)
                                                                                 ---------------
Change in net deferred income taxes                                              $    33,693,166
                                                                                 ===============

6.   RELATED PARTY TRANSACTIONS

     The Company received common stock dividends from Companion on March 12, 2003 and March 12, 2002 totaling $6,500,000 and $6,300,000, respectively.
     The Company also received common stock dividends from United World on March 26, 2003 and August 29, 2002 totaling $2,900,000 and $3,000,000, respectively.

     The Company received a capital contribution of $100,000,000 from its parent, Mutual of Omaha, on August 28, 2002. The contribution consisted of cash in the amount of $25,261,585 and securities having a fair value of $74,738,415 and an amortized cost of $71,548,986.

     Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising and general management services. Most of the expenses related to these resources are paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and such subsidiaries. Management believes the measures used to allocate expenses among companies are within industry guidelines and practices.

     Under the terms of a reinsurance treaty effective June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of group health and accident and life insurance product lines are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

At December 31,                           2003          2002

Aggregate reserve for policies and
 contracts                           $ 126,485,403  $ 112,062,417
                                     =============  =============
Policy and contract claims           $  72,303,205  $  87,455,693
                                     =============  =============

Year Ended December 31,                   2003          2002           2001

Premium considerations               $ 308,253,279  $ 390,746,568  $ 459,407,678
                                     =============  =============  =============
Policyholder benefits                $ 222,341,803  $ 314,033,577  $ 372,549,099
                                     =============  =============  =============
Group reinsurance settlement
 expense (included in operating
 expenses)                           $   8,528,231  $  14,512,872  $  10,264,217
                                     =============  =============  =============

     The Company also assumes group and individual life insurance from Companion. The amounts assumed related to the treaties with Companion were as follows:

At December 31,                          2003           2002

Aggregate reserve for policies and
 contracts                           $ 109,899,096  $ 107,440,272
                                     =============  =============
Policy and contract claims           $   2,770,317  $   2,442,070
                                     =============  =============
Funds held under reinsurance
 treaties                            $ 115,720,529  $ 110,531,483
                                     =============  =============

Year Ended December 31,                  2003           2002           2001

Premium considerations               $   6,165,093  $   6,584,061  $  15,087,591
                                     =============  =============  =============
Policyholder benefits                $   8,290,074  $   8,638,710  $   5,560,531
                                     =============  =============  =============

7.   SHORT-TERM BORROWINGS

     The Company and Mutual of Omaha on a joint basis have entered into certain unsecured line of credit agreements that allow for maximum borrowings of $250,000,000. At December 31, 2003 and 2002, the Company had outstanding borrowings, which are included in other liabilities, of $75,000,000 and $0, at weighted average interest rates of 1.12% and 0%, respectively. During the years ended December 31, 2003 and 2002, the Company incurred interest expense on these lines of credit of $685,363 and $502,576, respectively.

     The Company and Mutual of Omaha have a bilateral unsecured internal borrowing agreement of $100,000,000. At December 31, 2003 and 2002, the Company had outstanding borrowings under this agreement, which are included in other liabilities, $10,000,000 and $11,000,000, respectively. Mutual of Omaha did not have any outstanding borrowings under this agreement at December 31, 2003 and 2002.

     Companion has a $25,000,000 revolving credit agreement with the Company. At December 31, 2003 and 2002, there were no amounts outstanding under this revolving credit agreement.

     In 2003 the Company entered into agreements to sell and repurchase securities. Under these agreements, the Company obtains the use of funds for a period not to exceed 30 days. Maximum borrowings allowed under these agreements are $300,000,000. The Company had borrowings under this agreement of $75,000,000 at an average rate of 1.09% at December 31, 2003.

     The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loans to third parties of $155,874,000 and $152,625,000 as of December 31, 2003 and 2002,
     respectively.

     The above agreements are primarily used to facilitate the purchase of long-term investments.

8.   EMPLOYEE BENEFIT PLANS

     The Company participates in three plans sponsored by its parent, Mutual of Omaha. These plans are a qualified, non-contributory defined benefit pension plan, a 401(k) profit sharing defined contribution plan and a post-retirement benefit plan that provides certain health care and life insurance benefits for retirees. Substantially all employees are eligible for the defined benefit pension plan and the 401(k) plan, while employees hired before 1995 may become eligible for the post-retirement benefit plan. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense for these plans for the years ended December 31, were as follows:

                                          2003           2002          2001

Defined benefit pension plan         $   6,600,379  $   2,351,154  $   2,133,643
401(k) profit sharing defined
 contribution plan                       3,679,842      2,118,099      1,599,849
Postretirement benefit plan              3,489,977      2,912,782      2,797,229

     Plan assets for the defined benefit pension plan include group annuity contracts issued by the Company of $474,792,785 and $414,679,036 at December 31, 2003 and 2002, respectively. Plan assets for the postretirement benefit plan are invested in a guaranteed investment contract issued by the Company of $30,832,269 and $24,865,632 at December 31, 2003 and 2002, respectively.

9.   SURPLUS AND DIVIDEND RESTRICTIONS

     The portion of unassigned surplus represented or reduced by each item below as of December 31, is as follows:

                                    2003             2002            2001

Unrealized gains               $   18,979,240   $    8,754,374   $   43,638,020
Non-admitted assets              (210,583,259)    (183,881,180)    (182,405,845)
Asset valuation reserve           (62,611,334)     (36,089,068)     (94,833,161)
Separate account business             142,693        4,396,215        5,624,581
Deferred tax assets               227,382,654      204,402,686      156,435,449
Deferred gain on coinsurance       22,061,000               --               --

     Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities.

10.  COMMITMENTS AND CONTINGENCIES

     The Company has unfunded investment commitments for bond investments, mortgage loans and limited partnerships of $149,965,916 and $178,861,377 as of December 31, 2003 and 2002, respectively.

     Securities with an amortized cost of $5,521,409 and $5,219,366 at December 31, 2003 and 2002, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

     As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a liability for guaranty fund assessments of $19,240,539 and $17,868,039 as of December 31, 2003 and 2002, respectively. The Company has recorded a tax asset for premium tax credits of $13,674,072 and $12,865,479 as of December 31, 2003 and 2002, respectively.

     Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, results of operations, or cash flows.

11.  LEASES

     The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under leases as of December 31, 2003 were:

2004                                    $    16,511,087
2005                                         13,821,750
2006                                          6,792,123
2007                                          4,470,711
2008                                          2,130,173
Thereafter                                      724,562
                                        ---------------
Total                                   $    44,450,406
                                        ===============
     The Company and Mutual of Omaha's rental expense for the years ended December 31, 2003, 2002 and 2001 was $20,124,565, $18,701,785, and
     $18,688,830 respectively.

12.  DIRECT PREMIUMS WRITTEN

     The Company's direct accident and health premiums written by third-party administrators were $36,351,990, $20,173,589 and $26,875,110 during the years ended December 31, 2003, 2002 and 2001, respectively.

13.  RETROSPECTIVELY RATED CONTRACTS

     The Company estimates accrued retrospectively rated premium adjustments for its group life and health insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

     The amount of net premiums earned by the Company that were subject to retrospective rating features were approximately $89,800,000, $73,600,000 and $85,000,000 during the years ended December 31, 2003, 2002 and 2001, respectively. These net premiums represent 42.9%, 38.7% and 44.3% of the total net premium for group business during the years ended December 31, 2003, 2002 and 2001, respectively.

14.  AGGREGATE RESERVE FOR POLICIES AND CONTRACTS

     The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

     Substandard reserves for plans introduced prior to 1989 are set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. Substandard reserves for plans introduced after 1988 are set equal to the unearned portion of the substandard premiums.

     At December 31, 2003 and 2002, the Company had insurance in force with a face value of $109,898,875 and $127,748,929, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover the above insurance totaled $1,121,294 and $1,288,371 at December 31, 2003 and 2002, respectively.

15. ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

At December 31, 2003                          Amount        % of Total

Annuity Reserves and Deposit Funds
 Liabilities:
   Subject to discretionary withdrawal:
      With market value adjustment       $    701,458,570           8.3 %
      At book value less current
       surrender charge of 5% or more         919,200,082          10.8 %
      At market value                         665,825,568           7.9 %
                                         ----------------  ------------
      Total with adjustment or at
       market value                         2,286,484,220          27.0 %
      At book value without adjustment
       (minimal or no charge)               3,678,117,133          43.3 %
Not subject to discretionary withdrawal     2,514,550,760          29.7 %
                                         ----------------  ------------
Gross total                                 8,479,152,113         100.0 %
                                                           ============
Reinsurance ceded                             102,807,311
                                         ----------------
Net total                                $  8,376,344,802
                                         ================

At December 31, 2002                          Amount        % of Total

Annuity Reserves and Deposit Funds
 Liabilities:

   Subject to discretionary withdrawal:
      With market value adjustment       $    824,072,203          10.2 %
      At book value less current
       surrender charge of 5% or more         939,381,484          11.6 %
      At market value                       1,037,999,741          12.8 %
                                         ----------------  ------------
      Total with adjustment or at
       market value                         2,801,453,428          34.6 %
      At book value without adjustment
       (minimal or no charge)               3,014,327,363          37.3 %
Not subject to discretionary withdrawal     2,272,304,108          28.1 %
                                         ----------------  ------------
Gross total                                 8,088,084,899         100.0 %
                                                           ============
Reinsurance ceded                              19,936,279
                                         ----------------
Net total                                $  8,068,148,620
                                         ================

     The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type funds and other liabilities without life or disability contingencies to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

2003
Life and Accident and Health Annual Statement:           Amount

Exhibit 5, Annuities section, net total             $  5,341,097,265
Exhibit 5, Supplementary Contracts with
 Life Contingencies Section, net total                    19,507,222
Exhibit of Deposit-Type Contracts,
 Line 14, Column 1                                     1,796,951,544
                                                    ----------------
                                                       7,157,556,031
Separate Accounts Annual Statement:
   Exhibit 3, Line 0299999, Column 2                     552,963,203
   Page 3, Line 2, Column 3                              665,825,568
                                                    ----------------
Total                                               $  8,376,344,802
                                                    ================

2002
Life and Accident and Health Annual Statement:           Amount

Exhibit 5, Annuities section, net total             $  5,017,356,336
Exhibit 5, Supplementary Contracts with
 Life Contingencies Section, net total                    17,428,595
Exhibit of Deposit-Type Contracts,
 Line 14, Column 1                                     1,995,363,948
                                                    ----------------
                                                       7,030,148,879
Separate Accounts Annual Statement:
   Exhibit 3, Line 0299999, Column 2                     563,112,735
   Page 3, Line 2, Column 3                              474,887,006
                                                    ----------------
Total                                               $  8,068,148,620
                                                    ================

16.  PREMIUMS DEFERRED AND UNCOLLECTED

     Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:

                              2003                          2002
                  ----------------------------  ----------------------------
                                    Net of                        Net of
Type                  Gross         Loading         Gross         Loading

Ordinary New
 Business         $  29,377,199  $  11,139,858  $  25,303,273  $   7,429,146
Ordinary Renewal     83,772,731     94,786,065    138,154,542    143,974,184
Group Life           23,496,808     22,497,174     14,301,185     13,369,865
                  -------------  -------------  -------------  -------------
Total             $ 136,646,738  $ 128,423,097  $ 177,759,000  $ 164,773,195
                  =============  =============  =============  =============

17.  SEPARATE ACCOUNTS

     Information regarding the nonguaranteed separate accounts of the Company is as follows:

For the year ended December 31,                2003              2002

Premiums, considerations or deposits     $     37,901,370  $     46,078,319
                                         ================  ================

Transfers as reported in the statutory
 statements of operations of the
 separate accounts annual statement:
   Transfers to Separate Accounts        $     37,901,370  $     46,078,319
   Transfers from Separate Accounts           151,563,742       109,364,464
                                         ----------------  ----------------
   Net transfers                             (113,662,372)      (63,286,145)
   Reinsurance expense allowance               21,583,640                --
                                         ----------------  ----------------
Net transfers as reported in the
 statutory statements of operations      $    (92,078,732) $    (63,286,145)
                                         ================  ================
At December 31,
Reserves by valuation basis:
   Market value                          $  1,265,500,458  $  1,078,606,372
                                         ================  ================
Reserves by withdrawal characteristics:
   Market value                          $  1,265,500,458  $  1,078,606,372
                                         ================  ================

18.  EDP EQUIPMENT AND SOFTWARE

     Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years. Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

     EDP equipment and operating and nonoperating software consisted of the following at December 31:

                                               2003              2002

Electronic data processing equipment     $     66,764,984  $     71,692,890
Operating system software                       5,002,913         5,002,913
Nonoperating system software                   11,222,354        11,222,354
Accumulated depreciation                      (82,915,029)      (86,520,881)
Assets non-admitted                                    --          (363,047)
                                         ----------------  ----------------
                                         $         75,222  $      1,034,229
                                         ================  ================

     Depreciation expense related to EDP equipment and operating and nonoperating software was $1,398,655, $4,919,126 and $8,929,031 for the years ended December 31, 2003, 2002 and 2001, respectively.

19. RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

     As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from GAAP. The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                            2003               2002               2001
Statutory net income (loss)           $     38,991,367   $    (15,705,574)  $     49,387,302
Future policy benefits and
 policyholder account balances             (34,135,945)         5,012,144          6,883,740
Deferred policy acquisition costs           28,330,011         32,081,647         36,986,550
Deferred income taxes and other tax
 reclassifications                          42,989,408         11,862,288         (3,455,702)
Valuation of investments                    31,041,386         (2,157,327)       (10,334,467)
Earnings of subsidiaries                     2,170,475          2,598,297        (15,442,085)
Other                                      (23,830,812)        11,043,503          2,866,058
                                      ----------------   ----------------   ----------------
GAAP net income                       $     85,555,890   $     44,734,978   $     66,891,396
                                      ================   ================   ================

                                            2003               2002
Statutory surplus                     $  1,046,966,180   $  1,000,058,160
Future policy benefits and
 policyholder account balances            (235,459,319)      (285,160,353)
Deferred policy acquisition costs          852,854,477        885,348,668
Deferred income taxes                     (379,807,678)      (426,765,636)
Valuation of investments                   491,557,584        572,427,917
Statutory asset valuation reserve           62,611,334         36,089,068
Subsidiary equity                           59,435,799         61,585,917
Statutory interest maintenance
 reserve                                    27,008,378          4,193,572
Reinsurance transaction                    (70,622,014)                --
Other                                       (6,365,712)        (3,464,693)
Non-admitted assets                        210,583,259        183,881,180
                                      ----------------   ----------------
GAAP equity                           $  2,058,762,288   $  2,028,193,800
                                      ================   ================

UNITED OF OMAHA
SEPARATE ACCOUNT B

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 2003 AND FOR THE PERIODS
ENDED DECEMBER 31, 2003 AND 2002

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods in the two year period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting United of Omaha Separate Account B as of December 31, 2003, and the results of their operations and changes in their net assets for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 31, 2004

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003


                                                                      Market (Carrying) Value
                                                     ---------------------------------------------------------
                                                                    Contracts in    Retained in
                                                     Contracts in      Payout        Separate
                                                     Accumulation     (Annuiti-     Account B
                                                      (Deferred)       zation)     by United of                      Units
ASSETS                                    Cost          Period         Period         Omaha        Net Assets     Outstanding
                                      ------------   ------------   ------------   ------------   ------------   -------------
Investments:
   Alger:
      American Growth                 $  2,332,677   $  3,072,899   $         --   $         --   $  3,072,899         227,536
      American Small Capitalization        943,966        939,531             --             --        939,531         103,488
   Federated:
      Prime Money Fund II                  821,190        821,190             --             --        821,190         654,196
      Fund for U. S. Government
       Securities II                     1,126,715      1,137,247             --             --      1,137,247          77,029
   Fidelity:
      VIP Asset Manager: Growth            727,847        729,577             --             --        729,577          60,907
      VIP Contrafund                     2,453,816      2,595,998             --             --      2,595,998         161,261
      VIP Equity Income                  1,924,767      1,991,736             --             --      1,991,736         142,700
      VIP Index 500                      9,459,501      9,495,579             --             --      9,495,579         729,436
      VIP Mid Cap                           52,213         60,672             --             --         60,672           4,283
   MFS:
      Capital Opportunities Series       4,592,311      4,857,541             --             --      4,857,541         363,721
      Emerging Growth Series             1,801,449      1,371,273             --             --      1,371,273         121,275
      High Income Series                   560,771        595,100             --             --        595,100          46,587
      Research Series                      878,410        761,433             --             --        761,433          69,702
      Strategic Income Series              292,050        317,154             --             --        317,154          22,547
   Pioneer:
      Equity Income VCT                    361,246        374,165             --             --        374,165          33,888
      Fund VCT                             865,551        894,874             --             --        894,874         105,368
      Growth Shares VCT                     65,411         70,605             --             --         70,605          11,597
      Mid Cap Value VCT                  4,601,170      5,879,617             --             --      5,879,617         348,221
      Real Estate Shares VCT               622,569        757,975             --             --        757,975          45,772
      Small Cap Value VCT                   12,502         14,754             --             --         14,754           1,078
   Scudder:
      Global Discovery                     483,053        545,935             --             --        545,935          33,283
      Growth and Income                    402,880        372,331             --             --        372,331          37,224
      International                        663,053        640,220             --             --        640,220          65,671
      VIT EAFE(R) Equity Index Fund        252,482        269,159             --             --        269,159          38,690
      VIT Small Cap Index Fund             422,173        498,619             --             --        498,619          44,868
   T. Rowe Price:
      Equity Income                      5,194,029      5,997,142             --             --      5,997,142         393,392
      International Stock                5,214,070      5,668,847             --             --      5,668,847         580,569
      Limited-Term Bond                  1,608,733      1,616,055             --             --      1,616,055         111,435
      New America Growth                   754,143        786,331             --             --        786,331          71,345
      Personal Strategy Balanced           538,472        608,557             --             --        608,557          39,550
   Van Kampen:
      UIF Emerging Markets Equity        1,130,392      1,548,722             --             --      1,548,722         144,668
      UIF Core Plus Fixed Income         5,269,754      5,406,550             --             --      5,406,550         382,154
                                      ------------   ------------   ------------   ------------   ------------
         Total invested assets        $ 56,429,366   $ 60,697,388   $         --   $         --   $ 60,697,388
                                      ============   ============   ============   ============   ============
LIABILITIES                           $         --   $         --   $         --   $         --   $         --
                                      ============   ============   ============   ============   ============
         Net assets                   $ 56,429,366   $ 60,697,388   $         --   $         --   $ 60,697,388
                                      ============   ============   ============   ============   ============


The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Alger
                                               -----------------------------------------------------------------
                                                       American Growth            American Small Capitalization
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $          809   $           --   $           --
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                         (1,025,286)         (64,793)        (171,357)        (606,950)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                       (1,025,286)         (64,793)        (171,357)        (606,950)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                               2,250,434         (843,337)         443,032          304,900
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         1,225,148         (907,321)         271,675         (302,050)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners           1,072,215        1,694,600          183,577          312,562
   Transfers between subaccounts
    (including fixed accounts), net                (2,064,248)       1,580,720          (83,371)        (244,369)
   Transfers for contract benefits and
    terminations                                      (55,344)         (48,073)         (10,254)          (8,057)
   Contract maintenance charges                      (649,768)        (472,927)         (99,024)        (147,335)
   Mortality and expense risk charge                  (28,281)         (18,068)          (5,638)          (6,921)
   Administrative charge                              (76,469)         (57,201)         (11,933)         (19,550)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                             (1,801,895)       2,679,051          (26,643)        (113,670)
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets              (576,747)       1,771,730          245,032         (415,720)
Net assets at beginning of period                   3,649,646        1,877,916          694,499        1,110,219
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    3,072,899   $    3,649,646   $      939,531   $      694,499
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           75,758          247,487           17,529           23,625
   Withdrawals                                       (213,481)          (8,168)         (22,930)         (43,158)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding         (137,723)         239,319           (5,401)         (19,533)
Units outstanding at beginning of year                365,259          125,940          108,889          128,422
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      227,536          365,259          103,488          108,889
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Federated
                                               -----------------------------------------------------------------
                                                                                             Fund for
                                                     Prime Money Fund II          U.S. Government Securities II
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        8,001   $       54,881   $       40,633   $       17,040
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                                 --               --           18,851            7,881
   Realized gain distributions                             --               --            5,270               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                               --               --           24,121            7,881
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                      --               --          (39,221)          30,001
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                             8,001           54,881           25,533           54,922
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners           1,117,926        3,109,059          190,203          137,873
   Transfers between subaccounts
    (including fixed accounts), net                (1,554,081)      (4,938,147)          91,244          536,527
   Transfers for contract benefits and
    terminations                                     (139,858)         (15,678)         (33,462)          (7,554)
   Contract maintenance charges                        65,480          191,153         (140,094)         (78,432)
   Mortality and expense risk charge                   (8,241)         (15,299)          (8,587)          (5,049)
   Administrative charge                              (10,348)         (27,593)          (3,903)          (2,371)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                               (529,122)      (1,696,505)          95,401          580,994
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets              (521,121)      (1,641,624)         120,934          635,916
Net assets at beginning of period                   1,342,311        2,983,935        1,016,313          380,397
Net assets at end of period                    $      821,190   $    1,342,311   $    1,137,247   $    1,016,313
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          700,447        2,484,427           23,648           47,542
   Withdrawals                                     (1,122,928)      (3,834,834)         (17,085)          (5,837)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding         (422,481)      (1,350,407)           6,563           41,705
Units outstanding at beginning of year              1,076,677        2,427,084           70,466           28,761
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      654,196        1,076,677           77,029           70,466
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity
                                               -----------------------------------------------------------------
                                                  VIP Asset Manager: Growth              VIP Contrafund
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $       17,538   $       14,531   $        8,902   $       13,922
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (51,653)         (52,680)         (37,687)         (61,251)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (51,653)         (52,680)         (37,687)         (61,251)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 166,512          (58,161)         567,134         (122,471)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           132,397          (96,310)         538,349         (169,800)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             163,317          178,011          542,742          551,103
   Transfers between subaccounts
    (including fixed accounts), net                    29,858           47,203          139,767            2,127
   Transfers for contract benefits and
    terminations                                      (13,862)          (3,170)         (26,504)          (8,220)
   Contract maintenance charges                      (128,615)        (103,055)        (299,200)        (273,721)
   Mortality and expense risk charge                   (4,574)          (4,094)         (15,231)         (13,066)
   Administrative charge                               (5,404)          (5,371)         (24,413)         (22,922)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 40,720          109,524          317,161          235,301
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               173,117           13,214          855,510           65,501
Net assets at beginning of period                     556,460          543,246        1,740,488        1,674,987
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      729,577   $      556,460   $    2,595,998   $    1,740,488
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           12,229           19,325           32,141           31,541
   Withdrawals                                         (8,617)          (9,280)          (9,772)         (13,814)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            3,612           10,045           22,369           17,727
Units outstanding at beginning of year                 57,295           47,250          138,892          121,165
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       60,907           57,295          161,261          138,892
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity (continued)
                                               -----------------------------------------------------------------
                                                      VIP Equity Income                   VIP Index 500
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $       29,891   $       37,148   $      101,298   $       58,424
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (44,644)        (228,939)        (106,999)        (120,136)
   Realized gain distributions                             --           50,562               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (44,644)        (178,377)        (106,999)        (120,136)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 466,686         (259,483)       1,996,896       (1,255,587)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           451,933         (400,712)       1,991,195       (1,317,299)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             317,074          504,424        2,585,370        2,498,782
   Transfers between subaccounts
    (including fixed accounts), net                  (103,084)        (396,763)         200,726        1,161,837
   Transfers for contract benefits and
    terminations                                      (32,848)         (55,471)        (138,106)         (84,360)
   Contract maintenance charges                      (202,345)        (309,019)      (1,092,078)        (868,684)
   Mortality and expense risk charge                  (12,443)         (15,873)         (55,833)         (40,584)
   Administrative charge                              (13,293)         (29,692)        (124,993)         (99,626)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                (46,939)        (302,394)       1,375,086        2,567,365
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --          (31,711)          31,711
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               404,994         (703,106)       3,334,570        1,281,777
Net assets at beginning of period                   1,586,742        2,289,848        6,161,009        4,879,232
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    1,991,736   $    1,586,742   $    9,495,579   $    6,161,009
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           14,258           37,227          147,955          268,468
   Withdrawals                                        (19,721)         (66,634)         (26,248)         (34,943)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           (5,463)         (29,407)         121,707          233,525
Units outstanding at beginning of year                148,163          177,570          607,729          374,204
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      142,700          148,163          729,436          607,729
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity (continued)              MFS
                                               -------------------------------   -------------------------------
                                                         VIP Mid Cap              Capital Opportunities Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --               NA   $        2,762   $        1,412
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                                244               NA         (216,038)        (999,965)
   Realized gain distributions                             --               NA               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                              244               NA         (216,038)        (999,965)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation
 during the year                                        8,459               NA          801,725          102,760
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                             8,703               NA          588,449         (895,793)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners               6,469               NA        1,293,312          726,906
   Transfers between subaccounts
    (including fixed accounts), net                    47,341               NA        2,077,227         (843,450)
   Transfers for contract benefits and
    terminations                                           --               NA          (68,075)         (37,146)
   Contract maintenance charges                        (1,575)              NA         (341,887)        (391,898)
   Mortality and expense risk charge                     (123)              NA          (17,720)         (17,230)
   Administrative charge                                 (143)              NA          (39,789)         (44,218)
Adjustments to net assets allocated to
 contracts in payout period                                --               NA               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 51,969               NA        2,903,068         (607,036)
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               NA          (31,711)          31,711
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                60,672               NA        3,459,806       (1,471,118)
Net assets at beginning of period                          --               NA        1,397,735        2,868,853
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $       60,672               NA   $    4,857,541   $    1,397,735
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            4,388               NA          265,335           52,708
   Withdrawals                                           (105)              NA          (34,937)        (111,790)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            4,283               NA          230,398          (59,082)
Units outstanding at beginning of year                     --               NA          133,323          192,405
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                        4,283               NA          363,721          133,323
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               MFS (continued)
                                               -----------------------------------------------------------------
                                                    Emerging Growth Series              High Income Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $       23,834   $       43,044
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (93,004)         (30,772)         (24,569)         (56,701)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (93,004)         (30,772)         (24,569)         (56,701)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 394,471         (375,683)          92,787           26,404
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           301,467         (406,455)          92,052           12,747
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             333,616          386,372           86,126           96,098
   Transfers between subaccounts
    (including fixed accounts), net                     9,242           61,885           (9,416)         (95,644)
   Transfers for contract benefits and
    terminations                                       (8,365)         (14,418)         (31,966)          (4,173)
   Contract maintenance charges                      (189,490)        (161,206)         (56,723)         (73,396)
   Mortality and expense risk charge                   (8,575)          (7,635)          (4,217)          (4,350)
   Administrative charge                              (17,336)         (17,973)          (2,448)          (3,309)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                119,092          247,025          (18,644)         (84,774)
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                       (31,711)          31,711               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               388,848         (127,719)          73,408          (72,027)
Net assets at beginning of period                     982,425        1,110,144          521,692          593,719
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    1,371,273   $      982,425   $      595,100   $      521,692
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           19,950           38,241            9,961            8,666
   Withdrawals                                        (11,823)          (9,786)         (11,549)         (16,723)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            8,127           28,455           (1,588)          (8,057)
Units outstanding at beginning of year                113,148           84,693           48,175           56,232
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      121,275          113,148           46,587           48,175
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               MFS (continued)
                                               -----------------------------------------------------------------
                                                       Research Series               Strategic Income Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        4,248   $        1,748   $       16,226   $       15,869
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                           (136,110)         (52,932)           7,212             (816)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                         (136,110)         (52,932)           7,212             (816)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 275,622         (129,371)           6,153           14,224
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           143,760         (180,555)          29,591           29,277
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             191,153          176,350           38,577           59,743
   Transfers between subaccounts
    (including fixed accounts), net                   (38,887)         (17,647)            (134)         (99,773)
   Transfers for contract benefits and
    terminations                                       (6,048)         (15,666)         (35,940)          (5,149)
   Contract maintenance charges                      (112,862)        (107,799)         (38,388)         (55,513)
   Mortality and expense risk charge                   (4,941)          (5,070)          (2,301)          (2,984)
   Administrative charge                               (5,838)          (6,306)          (1,404)          (3,142)
Adjustments to net assets allocated
 to contracts in payout period                             --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 22,577           23,862          (39,590)        (106,818)
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                       (31,711)          31,711               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               134,626         (124,982)          (9,999)         (77,541)
Net assets at beginning of period                     626,807          751,789          327,153          404,694
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      761,433   $      626,807   $      317,154   $      327,153
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           13,165           17,270            5,015            9,119
   Withdrawals                                        (15,016)         (10,467)          (8,140)         (17,873)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           (1,851)           6,803           (3,125)          (8,754)
Units outstanding at beginning of year                 71,553           64,750           25,672           34,426
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       69,702           71,553           22,547           25,672
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               Pioneer
                                               -----------------------------------------------------------------
                                                      Equity Income VCT                     Fund VCT
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        6,644   $       11,119   $        6,442   $        4,618
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (30,429)         (82,036)         (18,717)         (11,404)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (30,429)         (82,036)         (18,717)         (11,404)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  89,002          (28,194)         174,804         (103,986)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            65,217          (99,111)         162,529         (110,772)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              88,448          172,435          226,980          231,605
   Transfers between subaccounts
    (including fixed accounts), net                   (73,231)        (290,957)          36,891          101,914
   Transfers for contract benefits and
    terminations                                       (6,982)          (7,419)          (1,914)          (1,981)
   Contract maintenance charges                       (50,085)         (94,562)         (83,957)         (78,407)
   Mortality and expense risk charge                   (2,335)          (4,006)          (4,994)          (3,747)
   Administrative charge                               (3,843)          (9,469)         (15,971)         (13,231)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
 from contract transactions                           (48,028)        (233,978)         157,035          236,153
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                17,189         (333,089)         319,564          125,381
Net assets at beginning of period                     356,976          690,065          575,310          449,929
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      374,165   $      356,976   $      894,874   $      575,310
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            5,571           14,538           28,157           34,573
   Withdrawals                                        (11,214)         (39,162)          (6,405)          (3,761)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           (5,643)         (24,624)          21,752           30,812
Units outstanding at beginning of year                 39,531           64,155           83,616           52,804
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       33,888           39,531          105,368           83,616
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               Pioneer (continued)
                                               -----------------------------------------------------------------
                                                      Growth Shares VCT                 Mid Cap Value VCT
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $       15,276   $        4,747
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (21,570)          (6,650)          26,445            2,764
   Realized gain distributions                             --               --               --           41,881
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (21,570)          (6,650)          26,445           44,645
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  34,570          (12,885)       1,507,203         (263,396)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            13,000          (19,535)       1,548,924         (214,004)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              20,096           21,523        1,733,112        1,289,421
   Transfers between subaccounts
    (including fixed accounts), net                     4,484            6,276          285,871        1,864,336
   Transfers for contract benefits and
    terminations                                           --           (2,925)         (96,136)         (14,512)
   Contract maintenance charges                       (12,729)         (13,994)        (696,433)        (301,673)
   Mortality and expense risk charge                     (456)            (404)         (32,246)         (12,240)
   Administrative charge                               (1,272)          (1,261)         (85,356)         (36,006)
Adjustments to net assets allocated
 to contracts in payout period                             --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
 from contract transactions                            10,123            9,215        1,108,812        2,789,326
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in
 Separate Account B, net                                   --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                23,123          (10,320)       2,657,736        2,575,322
Net assets at beginning of period                      47,482           57,802        3,221,881          646,559
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $       70,605   $       47,482   $    5,879,617   $    3,221,881
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            6,399            4,113          100,653          218,460
   Withdrawals                                         (4,531)          (2,073)         (14,761)          (2,874)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            1,868            2,040           85,892          215,586
Units outstanding at beginning of year                  9,729            7,689          262,329           46,743
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       11,597            9,729          348,221          262,329
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               Pioneer (continued)
                                               -----------------------------------------------------------------
                                                    Real Estate Shares VCT             Small Cap Value VCT
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $       33,304   $       43,353   $           --               NA
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                             21,365          105,818              592               NA
   Realized gain distributions                             --               --               --               NA
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                           21,365          105,818              592               NA
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 145,632         (119,021)           2,252               NA
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           200,301           30,150            2,844               NA
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              88,926          228,901            3,880               NA
   Transfers between subaccounts
    (including fixed accounts), net                   (97,534)        (395,128)           8,662               NA
   Transfers for contract benefits and
    terminations                                      (33,924)          (9,780)              --               NA
   Contract maintenance charges                       (93,792)        (157,125)            (564)              NA
   Mortality and expense risk charge                   (5,031)          (7,347)             (46)              NA
   Administrative charge                               (6,185)         (17,678)             (22)              NA
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               NA
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
 from contract transactions                          (147,540)        (358,157)          11,910               NA
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               NA
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                52,761         (328,007)          14,754               NA
Net assets at beginning of period                     705,214        1,033,221               --               NA
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      757,975   $      705,214   $       14,754               NA
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            4,016           20,375            1,381               NA
   Withdrawals                                        (15,626)         (49,191)            (303)              NA
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding          (11,610)         (28,816)           1,078               NA
Units outstanding at beginning of year                 57,382           86,198               --               NA
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       45,772           57,382            1,078               NA
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               Scudder
                                               -----------------------------------------------------------------
                                                      Global Discovery                  Growth and Income
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $        2,810   $        2,497
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (29,807)         (35,320)         (31,274)         (25,616)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (29,807)         (35,320)         (31,274)         (25,616)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 199,577          (39,241)         110,611          (73,302)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           169,770          (74,561)          82,147          (96,421)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             108,432          152,803           59,955           74,330
   Transfers between subaccounts
    (including fixed accounts), net                    21,689            3,112           (2,712)          (8,460)
   Transfers for contract benefits and
    terminations                                       (6,299)          (1,268)         (13,755)          (6,970)
   Contract maintenance charges                       (67,957)         (61,365)         (69,479)         (48,672)
   Mortality and expense risk charge                   (2,999)          (2,433)          (2,568)          (2,864)
   Administrative charge                               (5,726)          (5,577)          (2,888)          (3,249)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 47,140           85,272          (31,447)           4,115
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in
 Separate Account B, net                                   --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               216,910           10,711           50,700          (92,306)
Net assets at beginning of period                     329,025          318,314          321,631          413,937
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      545,935   $      329,025   $      372,331   $      321,631
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            7,322           10,328            4,535            7,429
   Withdrawals                                         (3,881)          (3,562)          (8,002)          (6,851)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            3,441            6,766           (3,467)             578
Units outstanding at beginning of year                 29,842           23,076           40,691           40,113
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       33,283           29,842           37,224           40,691
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               Scudder (continued)
                                               -----------------------------------------------------------------
                                                        International             VIT EAFE(R) Equity Index Fund
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        4,133   $        9,405   $        7,958   $        6,119
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (84,759)        (633,695)         (58,469)        (431,015)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (84,759)        (633,695)         (58,469)        (431,015)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 217,698          438,592          104,862          192,700
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           137,072         (185,698)          54,351         (232,196)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              86,587          227,121           35,439          305,352
   Transfers between subaccounts
    (including fixed accounts), net                   (59,247)        (415,632)        (116,041)        (831,259)
   Transfers for contract benefits and
    terminations                                      (18,710)          (4,428)          (9,023)          (5,785)
   Contract maintenance charges                       (57,713)        (143,844)         (29,052)        (184,856)
   Mortality and expense risk charge                   (4,121)          (6,860)          (1,555)          (7,374)
   Administrative charge                               (5,387)         (18,443)          (2,955)         (25,862)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                (58,591)        (362,086)        (123,187)        (749,784)
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                78,481         (547,784)         (68,836)        (981,980)
Net assets at beginning of period                     561,739        1,109,523          337,995        1,319,975
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      640,220   $      561,739   $      269,159   $      337,995
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            5,709           17,763           11,717           47,549
   Withdrawals                                        (13,649)         (62,844)         (37,800)        (181,168)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           (7,940)         (45,081)         (26,083)        (133,619)
Units outstanding at beginning of year                 73,611          118,692           64,773          198,392
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       65,671           73,611           38,690           64,773
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               Scudder (continued)               T.Rowe Price
                                               -------------------------------   -------------------------------
                                                  VIT Small Cap Index Fund               Equity Income
                                               -------------------------------   -------------------------------
                                                   2003              2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        2,964   $        2,673   $       81,625   $       41,293
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (23,992)        (100,473)          (9,673)          (8,389)
   Realized gain distributions                             --              201               --            1,308
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (23,992)        (100,272)          (9,673)          (7,081)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during
 the year                                             155,362          (50,573)       1,084,299         (293,172)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           134,334         (148,172)       1,156,251         (258,960)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              85,761          213,300        1,832,497        1,335,702
   Transfers between subaccounts
    (including fixed accounts), net                     5,827         (364,418)         480,583        1,620,110
   Transfers for contract benefits and
    terminations                                       (6,293)         (10,688)        (104,981)         (68,795)
   Contract maintenance charges                       (42,694)        (111,771)        (679,162)        (336,819)
   Mortality and expense risk charge                   (2,521)          (4,577)         (33,161)         (14,830)
   Administrative charge                               (3,250)         (13,278)         (86,088)         (39,824)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 36,830         (291,432)       1,409,688        2,495,544
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               171,164         (439,604)       2,565,939        2,236,584
Net assets at beginning of period                     327,455          767,059        3,431,203        1,194,619
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      498,619   $      327,455   $    5,997,142   $    3,431,203
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           16,352           21,174          121,656          203,066
   Withdrawals                                        (14,629)         (58,292)         (10,732)          (6,040)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            1,723          (37,118)         110,924          197,026
Units outstanding at beginning of year                 43,145           80,263          282,468           85,442
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       44,868           43,145          393,392          282,468
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               T.Rowe Price (continued)
                                               -----------------------------------------------------------------
                                                     International Stock                Limited-Term Bond
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $       60,693   $       33,055   $       64,074   $      129,437
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (62,071)          (8,310)          26,871           61,046
   Realized gain distributions                          4,669            3,305            3,235               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (57,402)          (5,005)          30,106           61,046
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during
 the year                                           1,295,454         (443,114)         (23,327)         (61,146)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         1,298,745         (415,064)          70,853          129,337
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners           1,745,368        1,441,802          281,107          576,285
   Transfers between subaccounts
    (including fixed accounts), net                   250,446        1,187,209         (277,902)      (1,222,483)
   Transfers for contract benefits and
    terminations                                     (108,584)         (39,404)        (149,472)         (86,891)
   Contract maintenance charges                      (626,362)        (370,450)        (179,664)        (373,677)
   Mortality and expense risk charge                  (30,862)         (15,810)         (13,170)         (20,164)
   Administrative charge                              (86,957)         (51,519)         (13,615)         (37,891)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                              1,143,049        2,151,828         (352,716)      (1,164,821)
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets             2,441,794        1,736,764         (281,863)      (1,035,484)
Net assets at beginning of period                   3,227,053        1,490,289        1,897,918        2,933,402
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    5,668,847   $    3,227,053   $    1,616,055   $    1,897,918
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          169,655          271,975           21,015           35,699
   Withdrawals                                        (20,461)          (3,377)         (46,047)        (121,579)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding          149,194          268,598          (25,032)         (85,880)
Units outstanding at beginning of year                431,375          162,777          136,467          222,347
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      580,569          431,375          111,435          136,467
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               T.Rowe Price (continued)
                                               -----------------------------------------------------------------
                                                     New America Growth             Personal Strategy Balanced
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $       12,389   $       14,826
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (80,901)        (510,959)         (30,645)         (30,526)
   Realized gain distributions                             --               --              384               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (80,901)        (510,959)         (30,261)         (30,526)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during
 the year                                             280,276           36,175          138,748          (37,811)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           199,375         (474,784)         120,876          (53,511)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             139,039          385,041           96,515          116,554
   Transfers between subaccounts
    (including fixed accounts), net                  (120,396)        (565,598)         (74,818)          36,488
   Transfers for contract benefits and
    terminations                                      (15,985)         (14,835)         (51,134)         (10,413)
   Contract maintenance charges                       (92,210)        (208,333)         (66,033)         (60,082)
   Mortality and expense risk charge                   (4,823)          (8,782)          (4,270)          (4,303)
   Administrative charge                               (9,111)         (26,971)          (4,703)          (4,395)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                               (103,486)        (439,478)        (104,443)          73,849
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                95,889         (914,262)          16,433           20,338
Net assets at beginning of period                     690,442        1,604,704          592,124          571,786
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      786,331   $      690,442   $      608,557   $      592,124
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           10,576           26,092            5,000           18,036
   Withdrawals                                        (23,867)         (82,473)         (13,477)         (12,768)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding          (13,291)         (56,381)          (8,477)           5,268
Units outstanding at beginning of year                 84,636          141,017           48,027           42,759
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       71,345           84,636           39,550           48,027
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                               Van Kampen
                                               -----------------------------------------------------------------
                                                 UIF Emerging Markets Equity        UIF Core Plus Fixed Income
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $        2,803   $      122,306
Realized gains (losses) on investments
   Realized gains (losses) on sale of fund
    shares                                            (18,014)         (91,977)           7,451            4,529
   Realized gain distributions                             --               --           35,499           20,996
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (18,014)         (91,977)          42,950           25,525
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during
 the year                                             518,569           14,479          162,262          (27,195)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           500,555          (77,498)         208,015          120,636
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             463,871          465,698        1,822,320        1,349,035
   Transfers between subaccounts
    (including fixed accounts), net                   (14,400)         (18,347)         803,249        2,165,788
   Transfers for contract benefits and
    terminations                                      (15,934)          (5,683)        (161,118)         (76,343)
   Contract maintenance charges                      (175,961)        (151,291)        (652,396)        (266,845)
   Mortality and expense risk charge                   (7,953)          (5,544)         (32,780)         (10,931)
   Administrative charge                              (23,033)         (20,515)         (76,192)         (30,929)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                226,590          264,318        1,703,083        3,129,775
                                               --------------   --------------   --------------   --------------
Increase in amounts retained in Separate
 Account B, net                                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               727,145          186,820        1,911,098        3,250,411
Net assets at beginning of period                     821,577          634,757        3,495,452          245,041
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    1,548,722   $      821,577   $    5,406,550   $    3,495,452
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           38,105           47,108          138,446          244,480
   Withdrawals                                         (8,300)         (13,092)         (14,823)          (5,394)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           29,805           34,016          123,623          239,086
Units outstanding at beginning of year                114,863           80,847          258,531           19,445
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      144,668          114,863          382,154          258,531
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

1.   NATURE OF OPERATIONS
     United of Omaha Separate Account B (Separate Account) was established by United of Omaha Life Insurance Company (United) on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those subaccounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUBACCOUNTS
     The Separate Account is divided into subaccounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios and subaccounts are:

     Alger
     -----
     The Alger American Fund
     Alger American Growth Portfolio Class O ("American Growth")
     Alger American Small Capitalization Portfolio Class O ("American Small Capitalization")

     Federated
     ---------
     Federated Insurance Series
     Federated Prime Money Market II Portfolio ("Prime Money Fund II") Federated Fund for U.S. Govt. Securities II Portfolio ("Fund for U.S. Government Securities II")

     Fidelity
     --------
     Fidelity Variable Insurance Products Fund
     Fidelity VIP Equity Income Portfolio Initial Class ("VIP Equity Income") Fidelity VIP Mid Cap Portfolio Service Class 2 ("VIP Mid Cap") - Commenced May 1, 2003

     Fidelity Variable Insurance Products Fund II
     Fidelity VIP Asset Manager: Growth Portfolio Initial Class ("VIP Asset
     Manager: Growth")
     Fidelity VIP Contrafund Portfolio Initial Class ("VIP Contrafund") Fidelity VIP Index 500 Portfolio Initial Class ("VIP Index 500")

     MFS
     ---
     MFS Variable Insurance Trust
     MFS Capital Opportunities Series Portfolio Initial Class ("Capital Opportunities Series")
     MFS Emerging Growth Series Portfolio Initial Class ("Emerging Growth
     Series")
     MFS High Income Series Portfolio Initial Class ("High Income Series") MFS Research Series Portfolio Initial Class ("Research Series")
     MFS Strategic Income Series Portfolio Initial Class ("Strategic Income Series")

     Pioneer
     -------
     Pioneer Variable Contracts Trust
     Pioneer Equity Income Fund VCT Portfolio Class II ("Equity Income VCT") Pioneer Fund VCT Portfolio Class II ("Fund VCT")
     Pioneer Growth Shares VCT Portfolio Class II ("Growth Shares VCT")
     Pioneer Mid Cap Value VCT Portfolio Class I ("Mid Cap Value VCT")
     Pioneer Real Estate Shares VCT Portfolio Class I ("Real Estate Shares VCT") Pioneer Small Cap Value VCT Portfolio Class II ("Small Cap Value VCT") - Commenced May 1, 2003

     Scudder
     -------
     Scudder Variable Series I
     Scudder VSI Global Discovery Portfolio Class B ("Global Discovery") Scudder VSI Growth and Income Portfolio Class B ("Growth and Income") Scudder VSI International Portfolio Class A ("International")

     Scudder Investments VIT Funds (Formerly Deutsche Asset Management VIT
     Funds)
     Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A ("VIT EAFE(R) Equity Index Fund")
     Scudder VIT Small Cap Index Fund Portfolio Class A ("VIT Small Cap Index Fund")

     T. Rowe Price
     -------------
     T. Rowe Price Equity Series, Inc.
     T. Rowe Price Equity Income Portfolio ("Equity Income")
     T. Rowe Price New America Growth Portfolio ("New America Growth")
     T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")

     T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio ("International Stock")

     T. Rowe Price Fixed Income Series, Inc.
     T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

     Van Kampen
     ----------
     Van Kampen Universal Institutional Funds Inc.
     Van Kampen UIF Emerging Markets Equity Portfolio ("UIF Emerging Markets Equity")
     Van Kampen UIF Core Plus Fixed Income Portfolio ("UIF Core Plus Fixed Income")

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. The investments of the Separate Account and United of Omaha Life Separate Account C are jointly held in accounts with the investment managers.

     Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes.

4.   ACCOUNT CHARGES

     Contract Maintenance Charges:

     Cost of Insurance Charge - The cost of insurance charge on single premium variable life policies is based on the duration of the policy and the insured's rate class as follows:

                          Preferred Rate Class          Standard Rate Class
                             Policy Years                  Policy Years
 Accumulation Value      1 - 10     11 and later      1 - 10       11 and later
   $45,000 or less       0.70 %        0.60 %         1.30 %          0.94 %
Greater than $45,000     0.60 %        0.50 %         1.20 %          0.84 %

     The cost of insurance for flexible premium variable life policies is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the policy has been in force. The cost of insurance charge is assessed through the redemption of units.

     Cost of Riders - Additional insured, accidental death benefit and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

     Tax Expense Charge - For single premium variable life policies, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten policy years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units.

     Mortality and Expense Risk Charge:
     United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life policies. Risk charges for flexible premium variable life policies are equal to .70% of the accumulation value decreasing to .55% of accumulation value (.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels.

     Administrative Charge:
     For single premium variable life policies, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life policies is $84 per year. These charges are assessed through the redemption of units.

5.   PURCHASES AND SALES OF INVESTMENTS
     The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the period ended December 31, 2003 were as follows:

                                  Purchases        Sales
                                ------------   -------------
American Growth                 $    764,040   $   2,565,935
American Small Capitalization        129,919         156,562
Prime Money Fund II                  875,569       1,404,691
U.S. Government Securities II        345,255         249,854
VIP Asset Manager: Growth            129,433          88,713
VIP Contrafund                       449,538         132,377
VIP Equity Income                    171,107         218,046
VIP Index 500                      1,644,107         300,732
VIP Mid Cap                           53,299           1,330
Capital Opportunities Series       3,230,390         359,033
Emerging Growth Series               199,011         111,630
High Income Series                   115,472         134,116
Research Series                      127,717         136,851
Strategic Income Series               67,629         107,219
Equity Income VCT                     54,076         102,104
Fund VCT                             205,298          48,263
Growth Shares VCT                     32,942          22,819
Mid Cap Value VCT                  1,322,793         213,981
Real Estate Shares VCT                58,596         206,136
Small Cap Value VCT                   15,673           3,763
Global Discovery                      98,427          51,287
Growth and Income                     38,650          70,097
International                         47,077         105,668
VIT EAFE(R) Equity Index Fund         69,731         192,918
VIT Small Cap Index Fund             149,563         112,733
Equity Income                      1,550,639         140,951
International Stock                1,315,819         172,770
Limited-Term Bond                    299,817         652,533
New America Growth                   103,728         207,214
Personal Strategy Balanced            65,059         169,502
UIF Emerging Markets Equity          298,418          71,828
UIF Core Plus Fixed Income         1,909,445         206,362

6.   UNIT VALUES
     A summary of units, unit values, net assets at December 31 and investment income ratio, expense ratio and total return for the periods ended December 31, follows.

                                                  At December 31             For the period ended December 31
                                       ------------------------------------  --------------------------------
                                                                             Investment
                                                   Unit Fair                   Income     Expense    Total
                                          Units      Value      Net Assets     Ratio*     Ratio**  Return***
                                       ----------  ----------  ------------  ----------  --------  ----------
Alger
-----
American Growth - 2003                    227,536  $    13.51  $  3,072,899        0.00%     0.00%      35.24%
American Growth - 2002                    365,259        9.99     3,649,646        0.03      0.00      (33.00)
American Growth - 2001                    125,940       14.91     1,877,916        0.23      0.00      (11.83)
American Small Capitalization - 2003      103,488        9.08       939,531        0.00      0.00       42.32
American Small Capitalization - 2002      108,889        6.38       694,499        0.00      0.00      (26.24)
American Small Capitalization - 2001      128,422        8.65     1,110,219        0.05      0.00      (29.45)
Federated
---------
Prime Money Fund II - 2003                654,196        1.26       821,190        0.71      0.00        0.80
Prime Money Fund II - 2002              1,076,677        1.25     1,342,311        2.90      0.00        1.63
Prime Money Fund II - 2001              2,427,084        1.23     2,983,935        4.07      0.00        3.36
Fund for U.S. Government
 Securities II - 2003                      77,029       14.76     1,137,247        3.51      0.00        2.36
Fund for U.S. Government
 Securities II - 2002                      70,466       14.42     1,016,313        2.62      0.00        8.99
Fund for U.S. Government
 Securities II - 2001                      28,761       13.23       380,397        3.63      0.00        7.04
Fidelity
--------
VIP Asset Manager: Growth - 2003           60,907       11.98       729,577        2.81      0.00       23.38
VIP Asset Manager: Growth - 2002           57,295        9.71       556,460        2.65      0.00      (15.57)
VIP Asset Manager: Growth - 2001           47,250       11.50       543,246        2.49      0.00       (7.33)
VIP Contrafund - 2003                     161,261       16.10     2,595,998        0.43      0.00       28.49
VIP Contrafund - 2002                     138,892       12.53     1,740,488        0.80      0.00       (9.33)
VIP Contrafund - 2001                     121,165       13.82     1,674,987        0.73      0.00      (12.25)
VIP Equity Income - 2003                  142,700       13.96     1,991,736        1.81      0.00       30.35
VIP Equity Income - 2002                  148,163       10.71     1,586,742        1.80      0.00      (16.98)
VIP Equity Income - 2001                  177,570       12.90     2,289,848        1.58      0.00       (4.94)
VIP Index 500 - 2003                      729,436       13.02     9,495,579        1.34      0.00       28.40
VIP Index 500 - 2002                      607,729       10.14     6,161,009        1.08      0.00      (22.24)
VIP Index 500 - 2001                      374,204       13.04     4,879,232        1.04      0.00      (12.07)
VIP Mid Cap - 2003 (Commenced 5/1/03)       4,283       14.17        60,672        0.00      0.00       40.71
MFS
---
Capital Opportunities Series - 2003       363,721       13.36     4,857,541        0.11      0.00       27.48
Capital Opportunities Series - 2002       133,323       10.48     1,397,735        0.06      0.00      (29.71)
Capital Opportunities Series - 2001       192,405       14.91     2,868,853        0.01      0.00      (23.50)
Emerging Growth Series - 2003             121,275       11.31     1,371,273        0.00      0.00       30.30
Emerging Growth Series - 2002             113,148        8.68       982,425        0.00      0.00      (33.79)
Emerging Growth Series - 2001              84,693       13.11     1,110,144        0.00      0.00      (33.49)
High Income Series - 2003                  46,587       12.77       595,100        4.26      0.00       17.91
High Income Series - 2002                  48,175       10.83       521,692        7.63      0.00        2.56
High Income Series - 2001                  56,232       10.56       593,719        8.33      0.00        2.13
Research Series - 2003                     69,702       10.92       761,433        0.66      0.00       24.66
Research Series - 2002                     71,553        8.76       626,807        0.26      0.00      (24.55)
Research Series - 2001                     64,750       11.61       751,789        0.01      0.00      (21.23)
Strategic Income Series - 2003             22,547       14.07       317,154        5.09      0.00       10.04
Strategic Income Series - 2002             25,672       12.74       327,153        4.19      0.00        8.33
Strategic Income Series - 2001             34,426       11.76       404,694        3.83      0.00        4.81

                                                  At December 31             For the period ended December 31
                                       ------------------------------------  --------------------------------
                                                                             Investment
                                                   Unit Fair                   Income     Expense    Total
                                          Units      Value      Net Assets     Ratio*     Ratio**  Return***
                                       ----------  ----------  ------------  ----------  --------  ----------
Pioneer
-------
Equity Income VCT - 2003                   33,888  $    11.04  $    374,165        2.02%     0.00%      22.26%
Equity Income VCT - 2002                   39,531        9.03       356,976        2.02      0.00      (16.08)
Equity Income VCT - 2001                   64,155       10.76       690,065        1.65      0.00       (7.08)
Fund VCT - 2003                           105,368        8.49       894,874        0.93      0.00       23.40
Fund VCT - 2002                            83,616        6.88       575,310        0.89      0.00      (19.25)
Fund VCT - 2001                            52,804        8.52       449,929        0.66      0.00      (11.06)
Growth Shares VCT - 2003                   11,597        6.09        70,605        0.00      0.00       24.80
Growth Shares VCT - 2002                    9,729        4.88        47,482        0.00      0.00      (35.11)
Growth Shares VCT - 2001                    7,689        7.52        57,802        0.00      0.00      (19.23)
Mid Cap Value VCT - 2003                  348,221       16.88     5,879,617        0.34      0.00       37.46
Mid Cap Value VCT - 2002                  262,329       12.28     3,221,881        0.28      0.00      (11.21)
Mid Cap Value VCT - 2001                   46,743       13.83       646,559        0.52      0.00        6.47
Real Estate Shares VCT - 2003              45,772       16.56       757,975        4.87      0.00       34.74
Real Estate Shares VCT - 2002              57,382       12.29       705,214        4.40      0.00        2.50
Real Estate Shares VCT - 2001              86,198       11.99     1,033,221        5.18      0.00        7.82
Small Cap Value VCT - 2003
 (Commenced 5/1/03)                         1,078       13.69        14,754        0.00      0.00       36.90
Scudder
-------
Global Discovery - 2003                    33,283       16.40       545,935        0.00      0.00       48.69
Global Discovery - 2002                    29,842       11.03       329,025        0.00      0.00      (20.01)
Global Discovery - 2001                    23,076       13.79       318,314        0.00      0.00      (24.97)
Growth and Income - 2003                   37,224       10.00       372,331        0.83      0.00       26.58
Growth and Income - 2002                   40,691        7.90       321,631        0.69      0.00      (23.45)
Growth and Income - 2001                   40,113       10.32       413,937        0.93      0.00      (11.57)
International - 2003                       65,671        9.75       640,220        0.76      0.00       27.79
International - 2002                       73,611        7.63       561,739        1.03      0.00      (18.40)
International - 2001                      118,692        9.35     1,109,523        0.40      0.00      (30.84)
VIT EAFE(R) Equity Index Fund - 2003       38,690        6.96       269,159        3.58      0.00       33.33
VIT EAFE(R) Equity Index Fund - 2002       64,773        5.22       337,995        0.61      0.00      (21.50)
VIT EAFE(R) Equity Index Fund - 2001      198,392        6.65     1,319,975        0.00      0.00      (24.69)
VIT Small Cap Index Fund - 2003            44,868       11.11       498,619        0.83      0.00       46.38
VIT Small Cap Index Fund - 2002            43,145        7.59       327,455        0.42      0.00      (20.61)
VIT Small Cap Index Fund - 2001            80,263        9.56       767,059        0.74      0.00        2.14
T. Rowe Price
-------------
Equity Income - 2003                      393,392       15.24     5,997,142        1.78      0.00       25.43
Equity Income - 2002                      282,468       12.15     3,431,203        2.00      0.00      (13.09)
Equity Income - 2001                       85,442       13.98     1,194,619        1.47      0.00        1.45
International Stock - 2003                580,569        9.76     5,668,847        1.43      0.00       30.48
International Stock - 2002                431,375        7.48     3,227,053        1.51      0.00      (18.34)
International Stock - 2001                162,777        9.16     1,490,289        2.43      0.00      (22.18)
Limited-Term Bond - 2003                  111,435       14.50     1,616,055        3.81      0.00        4.24
Limited-Term Bond - 2002                  136,467       13.91     1,897,918        4.97      0.00        5.46
Limited-Term Bond - 2001                  222,347       13.19     2,933,402        5.41      0.00        8.47
New America Growth - 2003                  71,345       11.02       786,331        0.00      0.00       35.05
New America Growth - 2002                  84,636        8.16       690,442        0.00      0.00      (28.30)
New America Growth - 2001                 141,017       11.38     1,604,704        0.00      0.00      (11.85)

                                                  At December 31             For the period ended December 31
                                       ------------------------------------  --------------------------------
                                                                             Investment
                                                   Unit Fair                   Income     Expense    Total
                                          Units      Value      Net Assets     Ratio*     Ratio**  Return***
                                       ----------  ----------  ------------  ----------  --------  ----------
T. Rowe Price (continued)
-------------------------
Personal Strategy Balanced - 2003          39,550  $    15.39  $    608,557        2.19%     0.00%      24.82%
Personal Strategy Balanced - 2002          48,027       12.33       592,124        2.64      0.00       (7.78)
Personal Strategy Balanced - 2001          42,759       13.37       571,786        2.92      0.00       (2.41)
Van Kampen
----------
UIF Emerging Markets Equity - 2003        144,668       10.71     1,548,722        0.00      0.00       49.79
UIF Emerging Markets Equity - 2002        114,863        7.15       821,577        0.00      0.00       (8.92)
UIF Emerging Markets Equity - 2001         80,847        7.85       634,757        0.00      0.00       (6.55)
UIF Core Plus Fixed Income - 2003         382,154       14.15     5,406,550        0.06      0.00        4.66
UIF Core Plus Fixed Income - 2002         258,531       13.52     3,495,452        7.86      0.00        7.30
UIF Core Plus Fixed Income - 2001          19,445       12.60       245,041        5.06      0.00        9.38

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                     PART C

                                OTHER INFORMATON

Item 27.  Exhibits

(a)  Board of Directors Resolutions.

          Resolution of the Board of Directors of United of Omaha establishing United of Omaha Variable Account B. (1)

(b)  Custodian Agreements. Not applicable.

(c)  Underwriting Contracts.

     (1) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. (1)
     (2) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. (2)
     (3)  Commission Schedule for Policies. (3)

(d)  Contracts.

     (1) Form of Policy for the ULTRA VARIABLE LIFE modified single premium variable universal life insurance policy. (1)
     (2)  Forms of Riders to the Policy. (1)
     (3)  Systematic Transfer Enrollment Program Endorsement to the Policy. (4)

(e)  Applications.

          Form of Application for the ULTRA VARIABLE LIFE modified single premium variable life insurance policy. (1)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1)  Articles of Incorporation of United of Omaha Life Insurance Company.
          (2)
     (2)  By-Laws of United of Omaha Life Insurance Company. (7)

(g)  Reinsurance Contracts.

(h)  Participation Agreements.
     1. a) Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (2)
        b) Amendment No. 1 to the Participation Agreement among Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (7)
        c) Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (7)
        d) Amendment No. 3 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)
     2. a) Fund Participation Agreement among United of Omaha Life Insurance Company, Insurance Management Series and Federated Securities Corp.
           (2)
        b) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (7)
        c) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (7)
        d) Amendment No. 3 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)
        e) Amendment No. 4 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

     3. a) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (2)
        b) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (7)
        c) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (7)
        d) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (7)
        e) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (8)
        f) Sixth Amendment to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)
        g) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (7)
        h) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (7)
        i) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (7)
        j) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (8)
        k) Fourth Amendment to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)
     4. a) Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (8)
        b) Amendment No. 1 to the Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (9)
     5. a) Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (7)
        b) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (7)
        c) Amendment No. 2 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (7)
        d) Amendment No. 3 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)
        e) Amendment No. 4 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)
     6. a) Participation Agreement by and between Scudder Variable Life Insurance Fund and United of Omaha Life Insurance Company. (2)
        b) First Amendment to the Participation Agreement among Untied of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund. (7)
        c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund (now known as Scudder Variable Series I.). (9)
     7. a) Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (2)
        b) Amended Schedule A effective May 31, 1995 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.
           (7)
        c) Amended Schedule A effective May 1, 1997 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.
           (7)
        d) Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.
           (7)
        e) Amended Schedule A effective November 22, 2002 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.
           (9)

        f) Amendment No. 1 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)
     8. a)  Participation Agreement among Morgan, Stanley Universal Funds,
           Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd LLP, and United of Omaha Life Insurance Company. (5)
        b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.) and Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management, Inc.) (9)
        c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.) and Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management, Inc.) (9)
     9. a) Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (6)
        b) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (8)

(i)  Administrative Contracts. Not applicable.

(j)  Other Material Contracts. Not applicable.


(k)  Legal Opinion.

     1)  Opinion and Consent of Thomas J. McCusker.

(l)  Actuarial Opinion. Opinion and Consent of Actuary.

(m)  Calculations. Not applicable.

(n)  Other Opinions.
     (1) Consent of Independent Auditor.


(o)  Omitted Financial Statements. Not applicable.

(p)  Initial Capital Agreements. Not applicable.

(q) Redeemability Exemptions. Issuance, transfer and redemption procedures memorandum. (3)


(r)  Powers of Attorney. (10)


(1) Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).
(2) Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).
(3) Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on June 20, 1997 (File No. 333-18881).
(4) Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on April 16, 1998 (File No. 333-18881).
(5) Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 16, 1998 (File No. 33-89848).
(6) Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 2000 (File No. 33-89848).
(7) Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).
(8) Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).
(9) Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on February 27, 2004 (File No. 333-54112).

(10) Incorporated by reference to the Registration Statements for United of Omaha Separate Account Filed on February 27, 2004 and April 29, 2004 (File No. 333-54112).


Item 28.  Directors and Officers of the Depositor.

     Name and Principal Business Address*               Position and Offices with Depositor
----------------------------------------------    --------------------------------------------------------

Samuel L. Foggie, Sr..........................    Director
Carol B. Hallett..............................    Director
Jeffrey M. Heller.............................    Director
Hugh W. Hunt..................................    Director
James G. McFarlane............................    Director
Richard W. Mies...............................    Director
Daniel P. Neary...............................    Director and President
Oscar S. Strauss II...........................    Director
John W. Weekly................................    Chairman of the Board, CEO and Director
Cecil D. Bykerk...............................    Executive Vice President and Chief Actuary
James L. Hanson...............................    Executive Vice President (Information Services)
M. Jane Huerter...............................    Executive Vice President and Corporate Secretary
                                                  (Corporate Services)
Daniel P. Martin..............................    Executive Vice President (Group Benefit Services)
William C. Mattox.............................    Executive Vice President (Federal Legislative Affairs)
Thomas J. McCusker............................    Executive Vice President and General Counsel
Tommie D. Thompson............................    Executive Vice President, Treasurer and Comptroller
Michael C. Weekly.............................    Executive Vice President (Individual Financial Services)
Richard A. Witt...............................    Executive Vice President and Chief Investment Officer

     * The principal business address for each officer and director is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

          All subsidiaries are wholly owned and controlled.


--------------------------------------------------------------------------------
                                                 Percent of Voting
Name                               Jurisdiction  Securities Owned
--------------------------------------------------------------------------------
Mutual of Omaha Insurance          Nebraska      Self Owned and Controlled
Company
--------------------------------------------------------------------------------
Fulcrum Growth Partners, L.L.C.    Delaware      80% Subsidiary of Mutual of
                                                 Omaha Insurance Company
--------------------------------------------------------------------------------
BalCo Holdings, L.L.C.             Delaware      90% Subsidiary of Fulcrum
                                                 Growth Partners, L.L.C.
--------------------------------------------------------------------------------
KFS Corporation                    Nebraska      100% Subsidiary of Mutual of
                                                 Omaha Insurance Company
--------------------------------------------------------------------------------
Kirkpatrick, Pettis, Smith,        Nebraska      100% Subsidiary of KFS
Polian Inc.                                      Corporation
--------------------------------------------------------------------------------
Kirkpatrick Pettis Capital         Nebraska      100% Subsidiary of KFS
Management, Inc.                                 Corporation
--------------------------------------------------------------------------------
Kirkpatrick Pettis Investment      Nebraska      100% Subsidiary of KFS
Management, Inc.                                 Corporation
--------------------------------------------------------------------------------
Kirkpatrick Pettis Trust Company   Nebraska      94% Subsidiary of KFS
                                                 Corporation
--------------------------------------------------------------------------------
Mutual of Omaha Health Plans,      Nebraska      100% Subsidiary of Mutual of
Inc.                                             Omaha Insurance Company
--------------------------------------------------------------------------------
Exclusive Healthcare, Inc.         Nebraska      100% Subsidiary of Mutual of
                                                 Omaha Health Plans, Inc.
--------------------------------------------------------------------------------
Ingenium Benefits, Inc.            Nebraska      100% Subsidiary of Mutual of
                                                 Omaha Health Plans, Inc.
--------------------------------------------------------------------------------
Mutual of Omaha Holdings, Inc.     Nebraska      100% Subsidiary of Mutual of
                                                 Omaha Insurance Company
--------------------------------------------------------------------------------
innowave incorporated              Nebraska      100% Subsidiary of Mutual of
                                                 Omaha Holdings, Inc.
--------------------------------------------------------------------------------
innowave Pure Water                Nebraska      100% Subsidiary of innowave
Technologies, Inc.                               incorporated
--------------------------------------------------------------------------------
Mutual of Omaha Investor           Nebraska      100% Subsidiary of Mutual of
Services, Inc.                                   Omaha Holdings, Inc.
--------------------------------------------------------------------------------
Mutual of Omaha Marketing          Nebraska      100% Subsidiary of Mutual of
Corporation                                      Omaha Holdings, Inc
--------------------------------------------------------------------------------
The Omaha Indemnity Company        Wisconsin     100% Subsidiary of Mutual of
                                                 Omaha Insurance Company
--------------------------------------------------------------------------------
Omaha Property and Casualty        Nebraska      100% Subsidiary of Mutual of
Insurance Company                                Omaha Insurance Company
--------------------------------------------------------------------------------
Adjustment Services, Inc.          Nebraska      100% Subsidiary of Omaha
                                                 Property and Casualty
                                                 Insurance Company
--------------------------------------------------------------------------------
United of Omaha Life Insurance     Nebraska      100% Subsidiary of Mutual of
Company                                          Omaha Insurance Company
--------------------------------------------------------------------------------
Companion Life Insurance Company   New York      100% Subsidiary of United of
                                                 Omaha Life Insurance Company
--------------------------------------------------------------------------------
Mutual of Omaha Structured         Connecticut   100% Subsidiary of United of
Settlement Company, Inc.                         Omaha Life Insurance Company
--------------------------------------------------------------------------------
Mutual of Omaha Structured         New York      100% Subsidiary of United of
Settlement Company of New York,                  Omaha Life Insurance Company
Inc.
--------------------------------------------------------------------------------
United World Life Insurance        Nebraska      100% Subsidiary of United of
Company                                          Omaha Life Insurance Company
--------------------------------------------------------------------------------

Item 30.  Indemnification

               The Nebraska Business Corporation Act provides for permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

                    With respect to indemnification, Article XI of United's
               Articles of Incorporation provides as follows:

                    An outside director of the Company shall not be
               personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

                    For purposes of this ARTICLE XI, an outside director
               shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                    If the Nebraska Business Corporation Act is amended
               after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                    Any repeal or modification of the foregoing ARTICLE XI
               by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

               With respect to indemnification, Article XII of United's Articles of Incorporation provides as follows:

                    To the fullest extent permitted by law, the Corporation
               shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

               To the fullest extent permitted by law, before final disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

                    Insofar as indemnification for liability arising under
               the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter Mutual of Omaha Investor Services, Inc., Mutual of Omaha Plaza, Omaha, NE 68132

(a)  Other Activity. In addition to United of Omaha Separate Account B,
Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account C and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

(b) Management. The directors and principal officers of Mutual of Omaha Investor Services, Inc. are as follows:

Name and Principal        Positions and Offices with
Business Address*         Mutual of Omaha Investor Services, Inc.
------------------        ---------------------------------------
John W. Weekly            Chairman, Director
Richard A. Witt           President, Director
M. Jane Huerter           Secretary and Director
Daniel P. Neary           Director
William J. Bluvas         Vice President, Treasurer

*    Principal business address is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


--------------------------------------------------------------------------------
       (1)                (2)              (3)            (4)           (5)
                   Net Underwriting
Name of Principal   Discounts and    Compensation on   Brokerage       Other
  Underwriter        Commissions        Redemption    Commissions  Compensation
--------------------------------------------------------------------------------
Mutual of Omaha
Investor
Services, Inc.     $          6,927             None          N/A           N/A
--------------------------------------------------------------------------------


Item 32.  Location of Accounts and Records

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 33.  Management Services.

     All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

     United of Omaha Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by United of Omaha Life Insurance Company.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Life Insurance Company and United of Omaha Separate Account B certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that they have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 29th day of April, 2004.

                                        UNITED OF OMAHA SEPARATE ACCOUNT B
                                                    (Registrant)

                                        UNITED OF OMAHA LIFE INSURANCE COMPANY

                                                    (Depositor)

                                        By: /s/ Thomas J. McCusker
                                            ------------------------------------
                                        Thomas J. McCusker
                                        Executive Vice President and
                                        General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures                     Title                                  Date
----------------------------   ------------------------------------   --------

/s/*                           Chairman and Chief Executive Officer
----------------------------   (Principal Executive Officer)          4/29/04
JOHN W. WEEKLY

/s/*
----------------------------   President                              4/29/04
DANIEL P. NEARY

/s/*                           Treasurer and Comptroller
----------------------------   (Principal Financial Officer)          4/29/04
TOMMIE THOMPSON

/s/*
----------------------------   Director                               4/29/04
SAMUEL L. FOGGIE, SR.

/s/*                           Director                               4/29/04
----------------------------
CAROL B. HALLETT

/s/*
----------------------------   Director                               4/29/04
JEFFREY M. HELLER

/s/*
----------------------------   Director                               4/29/04
HUGH W. HUNT

/s/*
----------------------------   Director                               4/29/04
JAMES G. McFARLANE

/s/*
----------------------------   Director                               4/29/04
RICHARD W. MIES

Signatures                     Title                                  Date
----------------------------   ------------------------------------   --------

/s/*
----------------------------   Director                               4/29/04
DANIEL P. NEARY

/s/*
----------------------------   Director                               4/29/04
OSCAR S. STRAUS II

/s/*
----------------------------   Director                               4/29/04
JOHN W. WEEKLY


By:  /s/Thomas J. McCusker
     ----------------------                                           4/29/04
       Attorney-in-Fact
Pursuant to Power of Attorney

*Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 2001, June 1, 2003, September 1, 2003 and April 1, 2004, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 11 to the Registration Statement.

--------------------------------------------------------------------------------
                                                     Registration No. 333 -18881
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                       ==================================

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


                                    --------
                                    EXHIBITS
                                    --------

                                       TO

                   THE POST-EFFECTIVE AMENDMENT NO. 11 TO THE
                       REGISTRATION STATEMENT ON FORM N-6

                                      UNDER

                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

                                 April 29, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit #           Description of Exhibit

  27(k).            Opinion and Consent of Counsel.

  27(l).            Opinion and Consent of Actuary.

  27(n).            Consent of Independent Auditor.